UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

SERA PROGNOSTICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

SERA PROGNOSTICS, INC.

2749 East Parleys Way, Suite 200

Salt Lake City, Utah 84109

NOTICE OF 2025 ANNUAL MEETING OF STOCKHOLDERS

to be held June 5, 2025

To Stockholders of Sera Prognostics, Inc.:

The 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”) of Sera Prognostics, Inc. (“Sera Prognostics” or the “Company”), a Delaware corporation, will be conducted solely online via live webcast at www.virtualshareholdermeeting.com/SERA2025 on Thursday, June 5, 2025, at 9:00 a.m. Mountain Time, for the following purposes as more fully described in the accompanying proxy statement for the 2025 Annual Meeting to:

1.
elect two Class I directors to serve three-year terms expiring in 2028;
2.
ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our current fiscal year ending December 31, 2025; and
3.
transact such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

The record date for the 2025 Annual Meeting is April 9, 2025. If you were the record owner of Sera Prognostics Class A common stock at the close of business on that date, you may vote at the 2025 Annual Meeting. A list of stockholders of record will be available during the 10 days prior to the 2025 Annual Meeting at our principal executive offices located at 2749 East Parleys Way, Suite 200, Salt Lake City, Utah 84109. If you wish to view this list, please contact our Corporate Secretary at Sera Prognostics, Inc., 2749 East Parleys Way, Suite 200 Salt Lake City, Utah 84109, (801) 990-0660. Such list will also be available for examination by the stockholders during the 2025 Annual Meeting at www.virtualshareholdermeeting.com/SERA2025. Additional information regarding voting rights and the matters to be voted upon is presented in our proxy statement.

We have determined that the 2025 Annual Meeting will be held in a virtual meeting format only, via the Internet, with no physical in-person meeting because hosting a virtual annual meeting enables greater stockholder attendance and participation from any location around the world, improves meeting efficiency and our ability to communicate effectively with our stockholders, and reduces the cost and environmental impact of our annual meeting. If you plan to participate in the virtual 2025 Annual Meeting, please see the “Questions and Answers” section. Stockholders will be able to attend, vote and submit questions from any location via the Internet.

Under Securities and Exchange Commission rules that allow companies to furnish proxy materials to stockholders over the Internet, we have elected to deliver our proxy materials to certain of our stockholders over the Internet. This delivery process allows us to provide stockholders with the information they need, while at the same time conserving natural resources and lowering the cost of delivery. On or about April 23, 2025, we intend to begin sending to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy statement for our 2025 Annual Meeting and our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (the "Annual Report"). The Notice also provides instructions on how to vote online or by telephone, how to access the virtual 2025 Annual Meeting, and how to receive a copy of our proxy materials and Annual Report by mail.

It is important that your shares be represented at this meeting. Whether or not you expect to attend the virtual 2025 Annual Meeting, please vote at your earliest convenience by following the instructions in the Notice you received in the mail in order to ensure the presence of a quorum. You may change or revoke your proxy at any time before it is voted at the 2025 Annual Meeting.

We appreciate your continued support of Sera Prognostics.

By order of the Board of Directors,

Zhenya Lindgardt President and Chief Executive Officer

April 23, 2025
Salt Lake City, Utah

PROXY STATEMENT

FOR 2025 ANNUAL MEETING OF STOCKHOLDERS

SERA PROGNOSTICS, INC.

2749 East Parleys Way, Suite 200

Salt Lake City, Utah 84109

PROXY STATEMENT

FOR 2025 ANNUAL MEETING OF STOCKHOLDERS

to be held on Thursday, June 5, 2025 at 9:00 a.m. Mountain Time

This proxy statement, along with the accompanying notice of 2025 Annual Meeting of Stockholders, contains information about the 2025 Annual Meeting of Stockholders of Sera Prognostics, Inc. (the “2025 Annual Meeting”), including any adjournments or postponements thereof. We are holding the 2025 Annual Meeting at 9:00 a.m. Mountain Time, on Thursday, June 5, 2025. We have decided to hold the 2025 Annual Meeting virtually via live webcast on the Internet because hosting a virtual annual meeting enables greater stockholder attendance and participation from any location around the world, improves meeting efficiency and our ability to communicate effectively with our stockholders, and reduces the cost and environmental impact of our 2025 Annual Meeting. You will be able to attend our 2025 Annual Meeting, vote and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/SERA2025. You will not be able to attend the 2025 Annual Meeting in person.

In this proxy statement, we refer to Sera Prognostics, Inc. as “the Company,” “we,” and “us.”

This proxy statement relates to the solicitation of proxies by our board of directors for use at the 2025 Annual Meeting.

On or about April 23, 2025, we intend to begin sending to our stockholders the Important Notice Regarding the Availability of Proxy Materials containing instructions on how to access this proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 5, 2025

The notice of 2025 Annual Meeting of Stockholders, this proxy statement, our form of proxy card and Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (the “Annual Report”) are available for viewing, printing and downloading at www.proxyvote.com. To view these materials please have your 16-digit control number(s) available that appears on your Notice of Internet Availability of Proxy Materials or proxy card. On this website, you can also elect to receive future distributions of our proxy statements and annual reports to stockholders by electronic delivery.

Additionally, you can find a copy of our Annual Report, which includes our financial statements for the fiscal year ended December 31, 2024, on the website of the Securities and Exchange Commission at www.sec.gov, or in the “Financial Information” section of the “Investors” section of our website at www.sera.com. You may also obtain a printed copy of our Annual Report, including our financial statements, free of charge, from us by sending a written request to: Sera Prognostics, Inc., Attn: Investor Relations, 2749 East Parleys Way, Suite 200, Salt Lake City, Utah 84109. Exhibits will be provided upon written request and payment of an appropriate processing fee.

QUESTIONS AND ANSWERS

The information provided in the “question and answer” format below addresses certain frequently asked questions but is not intended to be a summary of all matters contained in this proxy statement. Please read the entire proxy statement carefully before voting your shares. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this proxy statement and references to our website address in this proxy statement are inactive textual references only.

Why am I receiving these materials?

Our board of directors is providing these proxy materials to you in connection with its solicitation of proxies for use at the Sera Prognostics, Inc. 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”), which will take place on June 5, 2025 at 9:00 a.m. Mountain Time. We have made available to you on the Internet or have sent you this proxy statement, the Notice of Internet Availability of Proxy Materials (the “Notice”), the proxy card, and a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (the “Annual Report”) and you are invited to attend the 2025 Annual Meeting because you owned shares of our Class A common stock on the record date. You are requested to vote on the proposals described in this proxy statement. This proxy statement and the accompanying proxy card are being mailed on or about April 23, 2025 in connection with the solicitation of proxies on behalf of our board of directors. All stockholders will have the ability to access via the Internet this proxy statement as filed with the Securities and Exchange Commission (the “SEC”) on April 23, 2025 and our Annual Report as filed with the SEC on March 19, 2025.

Why is the Company holding a virtual annual meeting?

We have decided to hold this year’s meeting virtually via live webcast on the Internet because hosting a virtual annual meeting enables greater stockholder attendance and participation from any location around the world, improves meeting efficiency and our ability to communicate effectively with our stockholders, and reduces the cost and environmental impact of our annual meeting. We have designed our virtual format to enhance, rather than constrain, stockholder access, participation and communication. For example, the virtual format allows stockholders to communicate with us in advance of, and during, the 2025 Annual Meeting so they can ask questions of our board of directors or management, as time permits. We may institute in-person stockholder meetings in future years.

What happens if there are technical difficulties during the annual meeting?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual 2025 Annual Meeting, voting at the 2025 Annual Meeting or submitting questions at the 2025 Annual Meeting. If you encounter any difficulties accessing the virtual 2025 Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Stockholder Meeting login page.

Why did I receive a Notice in the mail regarding the internet availability of proxy materials instead of a full set of proxy materials?

As permitted by the rules of the SEC, we may furnish our proxy materials to our stockholders by providing access to such documents on the Internet, rather than mailing printed copies of these materials to each stockholder. Most stockholders will not receive printed copies of the proxy materials unless they request them. We believe that this process should expedite stockholders’ receipt of proxy materials, lower costs of the 2025 Annual Meeting, and help to conserve natural resources. If you received a Notice by mail or electronically, you will not receive a printed or email copy of the proxy materials unless you request one by following the instructions included in the Notice. Instead, the Notice instructs you as to how you may access and review all of the proxy materials and submit your proxy on the Internet. If you requested a paper copy of the proxy materials, you may authorize the voting of your shares by following the instructions on the proxy card, in addition to the other methods of voting described in this proxy statement.

Will I be able to ask questions and have these questions answered during the virtual annual meeting?

Stockholders may submit questions for the 2025 Annual Meeting after logging in. If you wish to submit a question, you may do so by logging into the virtual meeting platform at www.virtualshareholdermeeting.com/SERA2025, typing your question into the “Ask a Question” field, and clicking “Submit.” Please submit any questions before the start time of the 2025 Annual Meeting.

Appropriate questions related to the business of the 2025 Annual Meeting (the proposals being voted on) will be answered during the 2025 Annual Meeting, subject to time constraints. Additional information regarding the ability of stockholders to ask questions during the 2025 Annual Meeting and other rules of conduct and materials for the 2025 Annual Meeting will be available during the 2025 Annual Meeting at www.virtualshareholdermeeting.com/SERA2025.

What proposals will be voted on at the 2025 Annual Meeting?

There are two proposals scheduled to be voted on at the 2025 Annual Meeting:

•
the election of Jane F. Barlow, M.D. and Mansoor Raza Mirza, M.D. as Class I directors to serve until the 2028 Annual Meeting of Stockholders or until their successors are duly elected and qualified; and
•
the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2025.

At the time this proxy statement was mailed, our management and board of directors were not aware of any other matters to be presented at the 2025 Annual Meeting other than those set forth in this proxy statement and in the notice accompanying this proxy statement.

How does our board of directors recommend that I vote?

Our board of directors recommends that you vote:

•
“FOR” the election of each of Dr. Barlow and Dr. Mirza as Class I directors; and
•
“FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2025.

If any other matter is presented at the 2025 Annual Meeting, your proxy provides that your shares will be voted by the persons acting as your proxy in accordance with his or her best judgment. At the time this proxy statement was first made available, we knew of no matters that needed to be acted on at the 2025 Annual Meeting, other than those discussed in this proxy statement.

Who is entitled to vote at the 2025 Annual Meeting?

Holders of our Class A common stock at the close of business on April 9, 2025, the record date for the 2025 Annual Meeting (the “Record Date”) are entitled to notice of and to vote at the 2025 Annual Meeting. Each stockholder is entitled to one vote for each share of our Class A common stock held as of the Record Date. As of the Record Date, there were 36,701,381 shares of Class A common stock outstanding and entitled to vote. Stockholders are not permitted to cumulate votes with respect to the election of directors.

Stockholders of Record – Shares Registered in Your Name. If, at the close of business on the Record Date, your shares were registered directly in your name with Equiniti Trust Company, LLC, our transfer agent, then you are considered the stockholder of record with respect to those shares, and this proxy statement was provided to you directly by us. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote at the 2025 Annual Meeting virtually. Throughout this proxy statement, we refer to these registered stockholders as “stockholders of record.”

Street Name Stockholders – Shares Registered in the Name of a Broker, Bank or Other Nominee. If, at the close of business on the Record Date, your shares were held, not in your name, but rather in a stock brokerage account or by a bank or other nominee on your behalf, then you are considered the beneficial owner of shares held in “street name,” and this proxy statement was forwarded to you by your broker or nominee, who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee how to vote your shares by following the voting instructions your broker, bank or other nominee provides. If you do not provide your broker, bank or other nominee with instructions on how to vote your shares, your broker, bank or other nominee may, in its discretion, vote your shares with respect to routine matters but may not vote your shares with respect to any non-routine matters. Throughout this proxy statement, we refer to stockholders who hold their shares through a broker, bank or other nominee as “street name stockholders.”

How many votes are needed for approval of each proposal?

•
Proposal No. 1: The election of each Class I director requires a plurality of the votes of the shares of our Class A common stock present in person (including virtually) or represented by proxy at the 2025 Annual Meeting and entitled to vote thereon to be approved. “Plurality” means that the nominees who receive the most votes cast FOR will be elected as Class I directors. You may (i) vote FOR each of the nominees, (ii) WITHHOLD your vote as to each of the nominees, or (iii) vote FOR each of the nominees except for those specific nominees from whom you WITHHOLD your vote. Any shares not voted FOR a particular nominee (whether as a result of voting withheld or a broker non-vote) will not be counted in such nominee’s favor and will have no effect on the outcome of the election. If you WITHHOLD your vote as to each of the nominees, you will be deemed to have abstained from voting on Proposal No. 1, and such abstention will have no effect on the outcome of the proposal.
•
Proposal No. 2: The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ended December 31, 2025 requires an affirmative FOR vote of a majority of the shares of our Class A common stock voted affirmatively or negatively for this proposal present in person (including virtually) or represented by proxy at the 2025 Annual Meeting and entitled to vote thereon to be approved. You may vote FOR, AGAINST or ABSTAIN. If you ABSTAIN from voting on Proposal No. 2, the abstention will have no effect on results of the proposal. Brokerage firms have authority to vote their customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the outcome of this proposal. We are not required to obtain the approval of our stockholders to select our independent registered public accounting firm. However, if our stockholders do not ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2025, the audit committee of our board of directors will reconsider its appointment.

What is a quorum?

A quorum is the minimum number of shares required to be present at the 2025 Annual Meeting for the 2025 Annual Meeting to be properly held under our amended and restated bylaws and Delaware law. A majority of the shares of Class A common stock outstanding and entitled to vote at the meeting, in person (including virtually) or by proxy, constitutes a quorum for the transaction of business at the 2025 Annual Meeting. Abstentions, withheld votes, and broker non-votes are counted as shares present and entitled to vote for purposes of determining a quorum. If there is no quorum, a majority of the shares present at the 2025 Annual Meeting may adjourn the meeting to a later date.

What do I need to do to attend the 2025 Annual Meeting?

You will be able to attend the 2025 Annual Meeting virtually, submit your questions during the meeting and vote your shares electronically at the meeting by visiting www.virtualshareholdermeeting.com/SERA2025. To participate in the 2025 Annual Meeting, you will need the control number from your proxy card. The 2025 Annual Meeting webcast will begin promptly at 9:00 a.m. Mountain Time on Thursday, June 5, 2025. We encourage you to access the meeting prior to the start time. Online check-in will begin at 8:45 a.m. Mountain Time, and you should allow ample time for the check-in procedures. You need not attend the 2025 Annual Meeting in order to vote. To be admitted to the virtual 2025 Annual Meeting, you will need to log in at www.virtualshareholdermeeting.com/SERA2025 using the 16-digit control number found on the proxy card or voting instruction card previously mailed or made available to stockholders entitled to vote at the 2025 Annual Meeting.

How do I vote and what are the voting deadlines?

Stockholders of Record. If you are a stockholder of record, you can vote in one of the following ways:

•
You may vote via the Internet. To vote via the Internet prior to the 2025 Annual Meeting, go to www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the control number from the proxy card you receive. Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. Eastern Time on June 4, 2025. Your vote must be received by then to be counted. If you vote via the Internet prior to the 2025 Annual Meeting, you do not need to return a proxy card by mail.
•
You may vote by telephone. To vote by telephone, dial 1-800-690-6903 (toll-free in the United States and Canada; toll charges apply to calls from other countries) and follow the recorded instructions. You will be asked to provide the control number from the proxy card. Your vote must be received by 11:59 p.m. Eastern Time on June 4, 2025 to be counted. If you vote by telephone, you do not need to return a proxy card by mail.
•
You may vote by mail. To vote by mail, you need to complete, date and sign the proxy card that accompanies this proxy statement and return it promptly by mail so that it is received no later than June 4, 2025. The persons named in the proxy card will vote the shares you own in accordance with your instructions on the proxy card you mail. If you return the proxy card, but do not give any instructions on a particular matter to be voted on at the 2025 Annual Meeting, the persons named in the proxy card will vote the shares you own in accordance with the recommendations of our board of directors.
•
You may vote virtually during the 2025 Annual Meeting. If you plan to attend the 2025 Annual Meeting by visiting www.virtualshareholdermeeting.com/SERA2025, you may vote electronically and submit questions during the meeting. Please have your proxy card in hand when you visit the website.

Even if you plan to attend the 2025 Annual Meeting, we recommend that you also vote by proxy so that your vote will be counted if you later decide not to attend the 2025 Annual Meeting.

Street Name Stockholders. If you are the beneficial owner of shares held of record by a broker, bank or other nominee, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to instruct your broker, bank or other nominee how to vote your shares. The availability of Internet and telephone voting options will depend on the voting process of your broker, bank or other nominee. As discussed above, if you are a street name stockholder, you may not vote your shares live at the 2025 Annual Meeting unless you obtain a legal proxy from your broker, bank or other nominee.

Can I change my vote or revoke my proxy?

Stockholders of Record. If you are a stockholder of record, you may revoke your proxy or change your proxy instructions at any time before your proxy is voted at the 2025 Annual Meeting by:

•
entering a new vote by Internet or telephone;
•
signing and returning a new proxy card with a later date;
•
delivering a written revocation to our Corporate Secretary at Sera Prognostics, Inc., 2749 East Parleys Way, Suite 200, Salt Lake City, Utah 84109, by 11:59 p.m. Eastern Time on June 4, 2025; or
•
attending the 2025 Annual Meeting and voting at the meeting virtually. Attending the 2025 Annual Meeting will not in and of itself revoke a previously submitted proxy. You must specifically request at the 2025 Annual Meeting that it be revoked.

Street Name Stockholders. If you are a street name stockholder, you must contact the broker, bank or other nominee holding your shares and follow their instructions to change your vote or revoke your proxy.

What is the effect of giving a proxy?

Proxies are solicited by and on behalf of our board of directors. Zhenya Lindgardt and Benjamin G. Jackson have been designated as proxy holders by our board of directors. When a proxy is properly dated, executed and returned, the shares represented by such proxy will be voted at the 2025 Annual Meeting in accordance with the instructions of the stockholder. If the proxy is dated and signed, but no specific instructions are given, the shares will be voted in accordance with the recommendations of our board of directors. If any matters not described in this proxy statement are properly presented at the 2025 Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the 2025 Annual Meeting is postponed or adjourned, the proxy holders can vote your shares on the new meeting date, unless you have properly revoked your proxy, as described above.

What if I do not specify how my shares are to be voted?

Stockholders of Record. If you are a stockholder of record and you submit a proxy but you do not provide voting instructions, your shares will be voted:

•
“FOR” the election of each of the two directors nominated by our board of directors and named in this proxy statement as Class I directors (Proposal No. 1);
•
“FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2025 (Proposal No. 2); and
•
In the discretion of the named proxy holders regarding any other matters properly presented for a vote at the 2025 Annual Meeting.

Street Name Stockholders. If you are a street name stockholder and you do not provide your broker, bank or other nominee that holds your shares with voting instructions, then your broker, bank or other nominee will determine if it has discretion to vote on each matter. Brokers do not have discretion to vote on non-routine matters. Proposal No. 1 (election of directors) is a non-routine matter, while Proposal No. 2 (ratification of appointment of independent registered public accounting firm) is a routine matter. As a result, if you do not provide voting instructions to your broker, bank or other nominee, then your broker, bank or other nominee may not vote your shares with respect to Proposal No. 1, which would result in a “broker non-vote,” but may, in its discretion, vote your shares with respect to Proposal No. 2. For additional information regarding broker non-votes, see “—What are the effects of abstentions and broker non-votes?” below.

What are the effects of abstentions and broker non-votes?

An abstention represents a stockholder’s affirmative choice to decline to vote on a proposal. If a stockholder indicates on its proxy card that it wishes to abstain from voting its shares, or if a broker, bank or other nominee holding its customers’ shares of record causes abstentions to be recorded for shares, these shares will be considered present and entitled to vote at the 2025 Annual Meeting. Because the outcome of Proposal No. 1 (election of directors) will be determined by a plurality vote and the outcome of Proposal No. 2 (ratification of the appointment of the independent registered public accounting firm) will be approved if a majority of the shares voted affirmatively or negatively voted FOR this proposal, abstentions will have no impact on the outcome of such proposals as long as a quorum exists.

A broker non-vote occurs when a broker, bank, or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker, bank, or other nominee does not have discretionary voting power with respect to such proposal and has not received voting instructions from the beneficial owner of the shares or because the broker, bank, or other nominee has discretionary voting power with respect to such proposal but does not exercise such authority. Broker non-votes will be counted for purposes of calculating whether a quorum is present at the 2025 Annual Meeting but will not be counted for purposes of determining the number of votes cast. Therefore, a broker non-vote will make a quorum more readily attainable but will not otherwise affect the outcome of the vote on any proposal.

How are proxies solicited for the 2025 Annual Meeting and who is paying for such solicitation?

Our board of directors is soliciting proxies for use at the 2025 Annual Meeting by means of the proxy materials. We will bear the entire cost of proxy solicitation, including the preparation, assembly, printing, mailing and distribution of the proxy materials. Copies of solicitation materials will also be made available upon request to brokers, banks and other nominees to forward to the beneficial owners of the shares held of record by such brokers, banks or other nominees. The original solicitation of proxies may be supplemented by solicitation by telephone, electronic communication or other means by our directors, officers, employees or agents. No additional compensation will be paid to these individuals for any such services, although we may reimburse such individuals for their reasonable out-of-pocket expenses in connection with such solicitation. We do not plan to retain a proxy solicitor to assist in the solicitation of proxies.

If you choose to access the proxy materials and/or vote over the Internet, you are responsible for Internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur.

What does it mean if I received more than one Notice?

If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each Notice to ensure that all of your shares are voted.

Is my vote confidential?

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except as necessary to meet applicable legal requirements, to allow for the tabulation of votes and certification of the vote, or to facilitate a successful proxy solicitation.

I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

We have adopted a procedure approved by the SEC called “householding,” under which we can deliver a single copy of the proxy materials and Annual Report to multiple stockholders who share the same address unless we received contrary instructions from one or more of the stockholders. This procedure reduces our printing and mailing costs. The rule applies to our annual reports, proxy statements, and information statements. The practice of householding does not apply to the Notice. Once you receive notice from your broker or from us that communications to your address will be “householded,” the practice will continue until you are otherwise notified or until you revoke your consent to the practice. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will promptly deliver a separate copy of the proxy materials and Annual Report to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy, or, if you are receiving multiple copies, to request that we only send a single copy of next year’s proxy materials and Annual Report, you may contact us as follows:

Sera Prognostics, Inc.
Attention: Corporate Secretary
2749 East Parleys Way, Suite 200
Salt Lake City, Utah 84109
(801) 990-0660

Stockholders who hold shares in street name may contact their brokerage firm, bank, broker-dealer or other nominee to request information about householding.

How can I find out the results of the voting at the 2025 Annual Meeting?

We will announce preliminary voting results at the 2025 Annual Meeting. In addition, we will disclose final voting results on a Current Report on Form 8-K that we expect to file within four business days after the 2025 Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the 2025 Annual Meeting, we intend to file a Current Report on Form 8-K to publish preliminary results and, within four business days after the final results are known to us, we will file an amendment to the Current Report on Form 8-K to disclose the final results.

What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?

Stockholder Proposals

Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at next year’s annual meeting of stockholders by submitting their proposals in writing to our Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for our 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”), our Secretary must receive the written proposal at our principal executive offices not later than December 24, 2025. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 under the

Securities Exchange Act of 1934, as amended (the “Exchange Act”) regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Stockholder proposals should be addressed to:

Sera Prognostics, Inc.
Attention: Corporate Secretary
2749 East Parleys Way, Suite 200
Salt Lake City, Utah 84109

Our amended and restated bylaws also establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders but do not intend for the proposal to be included in our proxy statement. Our amended and restated bylaws provide that the only business that may be conducted at an annual meeting is business that is (i) specified in our proxy materials with respect to such meeting, (ii) otherwise properly brought before the annual meeting by or at the direction of our board of directors, or (iii) properly brought before the annual meeting by a stockholder of record entitled to vote at the annual meeting who has delivered timely written notice to our Secretary, which notice must contain the information specified in our amended and restated bylaws. To be timely for our 2026 Annual Meeting, our Secretary must receive the written notice at our principal executive offices:

•
not earlier than February 5, 2026, and
•
not later than March 7, 2026.

In the event that we hold our 2026 Annual Meeting of stockholders more than 30 days before or more than 60 days after the first anniversary of the date of the 2025 Annual Meeting, then notice of a stockholder proposal that is not intended to be included in our proxy statement must be received no earlier than the close of business on the 120th day before the 2026 Annual Meeting and no later than the close of business on the later of the following two dates:

•
the 90th day prior to the 2026 Annual Meeting; or
•
the 10th day following the day on which public announcement of the date of the 2026 Annual Meeting is first made.

If a stockholder who has notified us of his, her or its intention to present a proposal at an annual meeting does not appear to present his, her or its proposal at such annual meeting, we are not required to present the proposal for a vote at such annual meeting.

Nomination of Director Candidates

You may propose director candidates for consideration by our nominating and corporate governance committee (the “nominating and governance committee”). Any such recommendations should include the nominee’s name and qualifications for membership on our board of directors and should be directed to our Corporate Secretary at the address set forth above. For additional information regarding stockholder recommendations for director candidates, see the section titled “Board of Directors and Corporate Governance—Stockholder Recommendations for Nominations to the Board of Directors.”

In addition, our amended and restated bylaws permit stockholders to nominate directors for election at an annual meeting of stockholders. To nominate a director, the stockholder must provide the information required by our amended and restated bylaws. In addition, the stockholder must give timely notice to our Secretary in accordance with our amended and restated bylaws, which, in general, require that the notice be received by our Secretary within the time period described in the section above under “Stockholder Proposals” for stockholder proposals that are not intended to be included in a proxy statement.

Availability of Bylaws

A copy of our amended and restated bylaws may be obtained by accessing our public filings on the SEC’s website at www.sec.gov. You may also contact our Secretary at our principal executive office for a copy of the relevant provisions of our amended and restated bylaws regarding the requirements for making stockholder proposals and nominating director candidates.

Electronic Delivery of Company Stockholder Communications

Most stockholders can elect to view or receive copies of future proxy materials over the Internet instead of receiving paper copies in the mail.

You can choose this option and save us the cost of producing and mailing these documents by:

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following the instructions provided on your Notice or proxy card; or
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following the instructions provided when you vote over the Internet.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Our amended and restated bylaws provide that our business affairs are managed under the direction of our board of directors, which currently consists of ten members. Our board of directors has affirmatively determined that eight of our ten directors qualify as “independent” within the meaning of the listing standards of the Nasdaq Stock Market LLC (“Nasdaq”). Our board of directors is divided into three classes with staggered three-year terms. At each annual meeting of stockholders, a class of directors will be elected for a three-year term to succeed the same class whose term is then expiring.

Each director’s term continues until his or her successor is duly elected and qualified or until his or her death, resignation, or removal. Any increase or decrease in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. This classification of our board of directors may have the effect of delaying or preventing changes in control of our company.

The following table sets forth the names and certain other information for each of the nominees for election as a director and for each of the continuing members of the board of directors as of March 31, 2025. On March 17, 2025, Marcus Wilson, Pharm.D. notified our board of directors of his decision not to stand for re-election to the board of directors at the end of his current term at the 2025 Annual Meeting. Dr. Wilson’s decision not to stand for re-election was not due to any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.

Name	Class	Age	Position	Director Since	Current Term Expires	Expiration of Term For Which Nominated
Director Nominees
Jane F. Barlow, M.D.(2)(3)	I	64	Director	2022	2025	2028
Mansoor Raza Mirza, M.D.(3)	I	64	Director	2014	2025	2028
Continuing Directors
Jeffrey T. Elliott(1)	II	47	Director	2025	2026	—
Kim Kamdar, Ph.D.(2)	II	57	Board Chair	2011	2026	—
Sandra A.J. Lawrence(1)	II	67	Director	2021	2026	—
Ryan Trimble(1)(4)	II	73	Director	2011	2026	—
Gregory C. Critchfield, M.D., M.S.	III	73	Director	2011	2027	—
Zhenya Lindgardt	III	51	President and Chief Executive Officer	2021	2027	—
Joshua Phillips(1)(2)	III	58	Director	2011	2027	—

(1)
Member of the audit committee
(2)
Member of the compensation committee
(3)
Member of the nominating and governance committee
(4)
On March 14, 2025, Dr. Trimble notified our board of directors of his decision to resign from our board of directors and any committees thereof, effective June 30, 2025. Dr. Trimble’s decision to resign was not due to any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.

Nominees for Director

Jane F. Barlow, M.D. has served as a member of our board of directors since April 2022. Dr. Barlow has served as Chief Executive Officer of Jane Barlow & Associates, LLC, a consulting firm focused on value-based health care services and Executive Vice President and Chief Clinical Officer at Real Endpoints, a market access advisory firm, since January 2017. Dr. Barlow is Senior Advisor to the Tufts Center for Biomedical System Design working on multiple projects to generate solutions to promote sustainable patient access to innovative therapies. Dr. Barlow currently serves on the advisory board of Refactor Health and the Biotech Advisory Board of Pictet Asset Management. Prior to her current roles, Dr. Barlow was Associate Chief Medical Officer at CVS Health Corporation (“CVS Health”) and Chief Medical Officer of CVS Health’s Government Services arm where she successfully implemented industry-leading clinical strategies supporting drug purchasing, distribution, and utilization management. Formerly, she served as Vice President of Clinical Innovation at Medco Health Solutions, leading the adoption of cutting-edge therapeutic programs through all aspects of pharmacy. Dr. Barlow previously served on the board of directors of Momenta Pharmaceuticals, Inc., (prior to and during its sale to Johnson and Johnson), Viracta Therapeutics, Inc., ContraFect Corporation, Therapeutics MD Inc., and SilverScript Insurance Company. Dr. Barlow received her medical degree from Creighton University School of Medicine and subsequently completed her residency in occupational and environmental medicine at The Johns Hopkins University, where she also earned her M.P.H. Additionally, she holds an M.B.A. from the University of Alabama. She is board-certified in occupational medicine and a fellow of the American College of Occupational and Environmental Medicine and the American College of Preventive Medicine. She is a diplomat of the American College of Physician Executives and a member of the American Medical Association. We believe that Dr. Barlow is qualified to serve as a member of our board of directors because of her extensive experience in steering pharmaceutical and diagnostics market access, extensive experience in health care services, academic background and service on corporate and charitable boards.

Mansoor Raza Mirza, M.D. has served as a member of our board of directors since December 2014. Since April 2025, Dr. Mirza has served as Chief Medical Officer of Acrivon Therapeutics, Inc., a pharmaceutical company. Dr. Mirza remains Chief Oncologist at the Department of Oncology, Rigshopitalet — the Copenhagen University Hospital, Denmark and Medical Director of the Nordic Society of Gynaecological Oncology until October 2025. Dr. Mirza is also the former Chairman of the European Network of Gynaecological Oncological Trial groups. Dr. Mirza is both a medical and radiation oncologist, with a primary focus in non-surgical treatment of gynecologic cancers. His key academic goals are to promote clinical research, international trial collaboration and education, and he has broad experience in clinical protocol development, trial conduct and clinical trial regulations. Dr. Mirza is the author of several phase 1, 2 and 3 studies. Several of those studies led to registrations with the U.S. Food and Drug Administration and the European Medicines Agency registrations. He has served on several Independent Data Safety Monitoring Committees of international studies. He is an invited speaker at several international conferences, such as “Meet the Professor” at American Society of Clinical Oncology and “Presidential Symposium” at European Society for Medical Oncology. He is the author of global consensus guidelines for the management of ovarian cancer and of European guidelines for the management of several gynecological malignancies. His other appointments include service as Vice-President of the European Society of Gynaecological Oncology (“ESGO”) from 2020 to 2024, Executive Director of the Gynecologic Cancer InterGroup, Vice-Chairman of the Danish Gynecological Cancer Society, and faculty member of the European Society of Medical Oncology and of ESGO. Dr. Mirza is a jury member of the Prix Galien Foundation. He also serves on the board of directors of Karyopharm Therapeutics Inc., a publicly traded pharmaceutical company, where he has also served as a clinical consultant since 2010. Dr. Mirza has multiple publications in high-impact journals, including several publications in the New England Journal of Medicine and the Lancet. He holds an M.D., Diploma in Surgery and Diploma in Clinical Oncology from the Pirogov Moscow State Medical Institute as well as post-graduate education and certification in radiation and medical oncology from the University of Southern Denmark. We believe Dr. Mirza’s qualifications to serve on our board of directors include his expertise in gynecologic cancers, and his knowledge of our company and its business through service on our board of directors since December 2014.

Continuing Directors

Class II Directors continuing in Office until the 2026 Annual Meeting of Stockholders

Jeffrey T. Elliott has served as a member of our board of directors since March 2025. Mr. Elliott has served as a Senior Advisor of Boston Consulting Group, a global consulting firm, since August 2024. Mr. Elliot has served on the board of directors of Quanterix Corporation, a publicly traded life science research tools and diagnostics company, since August 2024, and previously served on the board of directors of Exagen Inc., a publicly traded diagnostics company from March 2019 to July 2021. Prior to his current roles, Mr. Elliot was Chief Financial Officer of Exact Sciences Corporation, a molecular diagnostics company, from November 2016 to August 2024. Formerly, Mr. Elliott served as the Vice

President, Business Development and Strategy of Exact Sciences from June 2016 to November 2016. From 2007 to 2016, Mr. Elliott was with Robert W. Baird & Co., where from June 2012 to June 2016, he was a senior equity research analyst covering healthcare companies, including the diagnostics and life science tools industry. Earlier in his career, Mr. Elliott worked in a supply chain role for Walgreens and as a senior consultant at Cap Gemini Ernst & Young. Mr. Elliott earned his B.A. in Business Administration from the University of Illinois at Urbana-Champaign and an M.B.A. from the University of Chicago Booth School of Business. Mr. Elliott is a CFA charterholder. We believe that Mr. Elliott is qualified to serve on our board of directors due to his significant experience and expertise in finance and operations within our industry.

Kim Kamdar, Ph.D. has served as a member of our board of directors since November 2011, and as chair of our board of directors since May 2023. Dr. Kamdar is currently a Partner at Domain Associates, LLC (“Domain”), a venture capital firm, where she has worked since 2005. Prior to Domain, Dr. Kamdar was a Kauffman Fellow with MPM Capital, as well as a research director at Novartis AG. Dr. Kamdar is currently chair of the board of directors of Seraphina Therapeutics and Truvian Sciences, Inc. and serves on the board of directors of Evofem Biosciences, Inc., and Singular Genomics Systems. Dr. Kamdar currently serves on the board of directors of several privately held companies, including Alume Biosciences and Pleno, Inc. Dr. Kamdar serves as an advisory board member of Dr. Eric Topol’s Clinical and Translational Science Award for Scripps Medicine that was supported by the National Institutes of Health (“NIH”). Dr. Kamdar received her B.A. from Northwestern University and her Ph.D. in biochemistry and genetics from Emory University. We believe Dr. Kamdar is qualified to serve on our board of directors based on her extensive experience working and serving on the boards of directors of life sciences companies, her experience working in the venture capital industry, and her knowledge of our business through service on our board of directors since November 2011.

Sandra A.J. Lawrence has served as a member of our board of directors since November 2021. Ms. Lawrence has served as trustee of the Macquarie Funds, as a director of its New York and Australian Stock Exchange-listed closed-end funds and on its investments, compliance, and governance committees, and previously on its audit committee. She served as a trustee of its legacy, Ivy and Waddell and Reed Mutual Funds Complex Trust. Ms. Lawrence was the Executive Vice President and Chief Financial Officer of Children’s Mercy Hospital, a comprehensive pediatric medical center, from 2005 to 2016, and the Executive Vice President and Chief Administrative Officer from 2016 to February 2019. She was Senior Vice President and Treasurer of Midwest Research Institute, an independent, non-profit, contract research organization. Ms. Lawrence spent twenty-six years in professional or management positions in the architecture, real estate, investment banking, financial services, packaging, computer, and medical research industries. Ms. Lawrence serves on the board of directors of Evergy, Inc., a publicly-traded energy company that serves 1.7 million customers in Kansas and Missouri, as chair of the compensation and leadership development committee, and as a member and past-chair of the nominating, governance, and corporate responsibility committee. She served on the board of directors of its legacy, Westar Energy. She serves on the board of directors of Brixmor Property Group, a publicly-traded, real estate investment trust and leading owner/operator of high-quality, open-air, shopping centers, as chair of its audit committee. Ms. Lawrence is on the national board of the National Association of Corporate Directors (“NACD”), has been chair of the board of directors of NACD’s Heartland Chapter, was named one of its Directorship 100, and is an NACD board leadership fellow. She serves on the boards of directors of various charitable, non-profit, and civic organizations, including the Hall (Hallmark) Family Foundation and the Nelson-Atkins Museum of Art. Ms. Lawrence is a graduate of Vassar College, where she received her B.A. in Psychology. She also received a Master of Architecture from the Massachusetts Institute of Technology and an M.B.A. from Harvard Business School. We believe Ms. Lawrence is qualified to serve as a member of our board of directors because of her work experience, financial background, academic background, and service on corporate and charitable boards, particularly her combined experience as Chief Financial Officer and then as Chief Administrative Officer of a comprehensive pediatric medical center for a period spanning more than a decade.

Ryan Trimble has served as a member of our board of directors since March 2011. Dr, Trimble is a former senior executive with FHP International, Wellpoint Health Networks Inc. (formerly Amerigroup, a subsidiary of Elevance Health, Inc. (“Elevance Health”)), P5 eHealth Systems, and SCAN Health Plan. He previously served as chair of the board of directors of SCAN Health Plan and as a member of The Scan Foundation board of directors. Dr. Trimble has a B.S. in Microbiology from Brigham Young University, a D.D.S. from Loyola University in Chicago, and an M.B.A.

from the University of Utah. We believe Dr. Trimble’s qualifications to serve on our board of directors include his leadership experience with publicly traded companies and other board member experience, and his knowledge of our business through service on our board of directors since March 2011.

Class III Directors continuing in Office until the 2027 Annual Meeting of Stockholders

Gregory C. Critchfield, M.D., M.S. has served as a member of our board of directors since 2010. Dr. Critchfield has served as Executive Chair of the board of directors of RefloDx, Inc., a medical device company, since August 2024. Since January 2024, Dr. Critchfield has served as Co-CEO of EarlyDiagnostics, Inc., a company devoted to providing accurate, affordable, and non-invasive liquid biopsy tests for early cancer detection and precision medicine. Dr. Critchfield also served as our Chairman, President and Chief Executive Officer from November 2011 through June 2023. Dr. Critchfield brings decades of experience in the diagnostics industry, including a proven track record of successfully launching diagnostics products and significantly growing revenues for leading diagnostics companies. Previously, Dr. Critchfield was President of Myriad Genetic Laboratories (“Myriad”), a wholly-owned subsidiary of Myriad Genetics, Inc., a molecular diagnostics company, from 1998 to 2010. Under his leadership, Myriad launched seven novel molecular diagnostic products across a variety of technology platforms and increased annual revenues from $2.2 million to $326.5 million. Prior to Dr. Critchfield’s role at Myriad, he served as Senior Vice President, Chief Medical and Science Officer of Quest Diagnostics (formerly Corning Clinical Laboratories). Prior to Quest Diagnostics, Dr. Critchfield was the Director of Clinical Pathology at Intermountain Health Care. Dr. Critchfield has served on the boards of directors of Saladax Biomedical Inc., BioTrove Inc., Biocius Life Sciences, Inc., Integrated Diagnostics, Inc., Nodality, Inc., Metamark Genetics, Inc., Lantos Technologies, Condor Therapeutics, Inc., and Epic Sciences, Inc. He also served as both a reviewer and an NIH Study Section Chair for biomedical computing grants over a period of time encompassing fifteen years. He holds a B.S. in Microbiology from Brigham Young University, an M.S. in Biophysical Sciences from the University of Minnesota and an M.D. from the University of Utah College of Medicine. We believe that Dr. Critchfield’s depth of experience in the diagnostics industry provides him with the qualifications and skills to serve on our board of directors.

Zhenya Lindgardt has served as a member of our board of directors since November 2021, as our interim President and Chief Executive Officer from June 2023 to November 2023, and as our President and Chief Executive Officer since November 2023. Ms. Lindgardt has served as Chief Executive Officer of The Commons Project Foundation, a non-profit public trust established with support from the Rockefeller Foundation, since October 2021. From August 2020 to October 2021, Ms. Lindgardt served as a Managing Director of her family office. From April 2019 to August 2020, Ms. Lindgardt served as Vice President of Platform and Customer Engagement of the Executive Team at Uber Technologies Inc. (“Uber”), a publicly traded transportation network company. Prior to this role, from October 2000 to April 2019, Ms. Lindgardt served as Senior Partner and Managing Director at The Boston Consulting Group, a global consulting company. Ms. Lindgardt also served on the board of directors of City Harvest, a New York City hunger charity from June 2017 to June 2020. Ms. Lindgardt received her B.S. degree in business administration from the University of Southern California and her M.B.A. from Harvard Business School. We believe Ms. Lindgardt is qualified to serve as a member of our board of directors based on her perspective and experience as our President and Chief Executive Officer, her deep understanding of both healthcare and consumer technologies, and vast experience holding senior leadership positions at large, global technology and consulting companies, including Uber and The Boston Consulting Group.

Joshua Phillips has served as a member of our board of directors since January 2011. Since 2008, Mr. Phillips has been a Managing Partner of Catalyst Health Ventures (“CHV”), a venture capital fund investing in medical technology and life science companies. Mr. Phillips led CHV’s investments in Novazyme Pharmaceuticals, Inc. (acquired by Genzyme Corp.), BioTrove, Inc. (acquired by Life Technologies Corp.), Biocius Life Sciences, Inc. (acquired by Agilent Technologies, Inc.), Vortex Medical, Inc. (acquired by AngioDynamics), Allegro Diagnostics, Inc. (acquired by Veracyte, Inc.), SevenOaksBiosciences (acquired by Medline Industries, Inc.), and Saphena Medical (acquired by a Fortune 100 medtech company). Mr. Phillips is a director at several privately held companies, including Conformal

Medical, Inc., Epitel, Inc., EyeCool Therapeutics, Inc. and Esperto Medical, Inc. Mr. Phillips holds an M.B.A. from Harvard Business School and a B.E. in Electrical Engineering and Mathematics from Vanderbilt University. We believe that Mr. Phillips’ qualifications to serve on our board of directors include his extensive experience in the life science, diagnostics and medical device markets, his extensive experience serving on boards of directors as Chairman, Lead Director, Audit & Compensation Committee Chair and Member and his knowledge of our business through service on our board of directors since January 2011.

Board Composition

Our board of directors currently consists of ten members. All ten of our directors are members pursuant to the board composition provisions of our amended and restated certificate of incorporation, as amended, and amended and restated bylaws. Effective immediately prior to the 2025 Annual Meeting and upon the conclusion of Dr. Wilson’s current term as a member of our board of directors, our board of directors shall consist of nine members. Our board of directors may consider a broad range of factors relating to the qualifications and background of nominees, including diversity, which is not limited only to race, gender or national origin. We have no formal policy regarding board diversity. Our board of directors’ priority in selecting board members is identification of persons who will further the interests of our stockholders through their established records of professional accomplishment, the ability to contribute positively to the collaborative culture among board members, knowledge of our business, understanding of the competitive landscape, professional and personal experiences, and expertise relevant to our growth strategy. Our directors hold office until their successors have been elected and qualified or until the earlier of their death, resignation or removal. Our amended and restated certificate of incorporation, as amended, and amended and restated bylaws provide that our directors may be removed only for cause by the affirmative vote of the holders of at least 75% of the votes that all our stockholders would be entitled to cast in an annual election of directors, and that any vacancy on our board of directors, including a vacancy resulting from an enlargement of our board of directors, may be filled only by vote of a majority of our directors then in office.

Pursuant to an amended letter agreement with Baker Bros. Advisors LP (“Baker Bros.”) at any time that Baker Bros. beneficially owns shares or other equity securities representing at least 19.9% of our then-outstanding total voting power, it is entitled to nominate one individual (an “Investor Designee”) to serve as a director on our board of directors. We are required to include the Investor Designee in the slate of nominees recommended to our stockholders for election as our directors at each annual or special meeting of our stockholders at which directors are to be elected. Baker Bros. is restricted from exercising this right during certain periods of time.

Pursuant to a letter agreement with Vivo Capital Fund IX, L.P. (“Vivo”) at any time that Vivo beneficially owns shares or other equity securities representing at least (a) 75% of the securities which Vivo and its fund affiliates had originally purchased at the time of the letter agreement, or (b) 4% of our then-outstanding total voting power, it is entitled to nominate one individual (a “Vivo Investor Designee”) to serve as a director on our board of directors. As of the date hereof, Vivo had not exercised its rights to nominate a Vivo Investor Designee to serve as a director on our board of directors.

Director Independence

Our Class A common stock is listed on the Nasdaq Global Market. Under Nasdaq listing standards, independent directors must comprise a majority of a listed company’s board of directors within one year of the completion of its initial public offering (“IPO”). In addition, Nasdaq listing standards require that, subject to specified exceptions, each member of a listed company’s audit, compensation, and nominating and governance committees be independent. Audit committee members and compensation committee members must also satisfy the independence criteria set forth in Rule 10A-3 and Rule 10C-1, respectively, under the Exchange Act. Under Nasdaq listing standards, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

To be considered to be independent for purposes of Rule 10A-3 and under Nasdaq listing standards, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors or any other board committee: (1) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries or (2) be an affiliated person of the listed company or any of its subsidiaries.

To be considered independent for purposes of Rule 10C-1 and under Nasdaq listing standards, the board of directors must affirmatively determine that each member of the compensation committee is independent, including a consideration of all factors specifically relevant to determining whether the director has a relationship to the company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including: (1) the source of compensation of such director, including any consulting, advisory or other compensatory fee paid by the company to such director and (2) whether such director is affiliated with the company, a subsidiary of the company or an affiliate of a subsidiary of the company.

Our board of directors has undertaken a review of its composition, the composition of its committees and the independence of each director and considered whether any director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our board of directors has determined that, except for Dr. Critchfield and Ms. Lindgardt, none of our directors have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under Nasdaq listing standards. In addition, our board of directors has determined that all members of our audit, compensation, and nominating and governance committees satisfy the independence standards for committee members established by applicable SEC rules and regulations and Nasdaq listing standards.

In making these determinations, our board of directors considered the current and prior relationships that each non-employee director has with our company and all other facts and circumstances our board of directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director, and the transactions involving them described in the section titled “Certain Relationships and Related Party and Other Transactions.”

Board Leadership Structure and Risk Oversight

The positions of Board Chair and Chief Executive Officer are presently separated at our company. We believe that separating these positions allows our Chief Executive Officer to focus on our day-to-day business, while allowing our Board Chair to lead the board of directors in its fundamental role of providing advice to, and independent oversight of, management. Our board of directors recognizes the time, effort and energy that the Chief Executive Officer is required to devote to her position in the current business environment, as well as the commitment required to serve as our Board Chair, particularly as the board of directors’ oversight responsibilities continue to expand. Our board of directors also believes that this structure ensures a greater role for the independent directors in the oversight of our company and active participation of the independent directors in setting agendas and establishing priorities and procedures for the work of our board of directors. Our board of directors believes its administration of its risk oversight function has not affected its leadership structure.

Our board of directors oversees the management of risks inherent in the operation of our business and the implementation of our business strategies. Our board of directors performs this oversight role by using several different levels of review. In connection with its reviews of our operations and corporate functions, our board of directors addresses the primary risks associated with those operations and corporate functions. In addition, our board of directors reviews the risks associated with our business strategies periodically throughout the year as part of its consideration of undertaking any such business strategies.

Each of our board committees also oversees the management of our risks that fall within the committee’s areas of responsibility. In performing this function, each committee has full access to management, as well as the ability to engage advisors. Our Chief Executive Officer reports to the audit committee and is responsible for identifying, evaluating and implementing risk management controls and methodologies to address any identified risks. In connection with its risk management role, our audit committee meets privately with representatives from our independent registered public accounting firm and our Chief Executive Officer. The audit committee oversees the operation of our risk management program, including the identification of the primary risks associated with our business and periodic updates to such risks, and reports to our board of directors regarding these activities.

Board Meetings

During our fiscal year ended December 31, 2024, there were nine meetings of our board of directors (including regularly scheduled and special meetings), and the various committees of the board of directors met a total of 15 times, and each director attended at least 75% of the aggregate of (i) the total number of meetings of our board of directors held during the period for which he or she has been a director and (ii) the total number of meetings held by all committees of our board of directors on which he or she served during the periods that he or she served on such committee.

Attendance of Directors at Annual Meetings of Stockholders

Although we do not have a formal policy regarding attendance by members of our board of directors at annual meetings of stockholders, we strongly encourage, but do not require, our directors to attend.

Board Committees

Our board of directors has established an audit committee, a compensation committee, and a nominating and governance committee. The composition and responsibilities of each of the committees of our board of directors are described below. Members serve on these committees until their resignation or until otherwise determined by our board of directors. Our board of directors may establish other committees as it deems necessary or appropriate from time to time.

Audit Committee

Our audit committee consists of Sandra A.J. Lawrence, Jeffrey T. Elliott, Joshua Phillips, and Ryan Trimble, with Ms. Lawrence serving as Chair. Mr. Elliott joined the audit committee on March 20, 2025. Our board of directors has determined that each member of our audit committee satisfies the independence requirements under Nasdaq listing standards and Rule 10A-3 of the Exchange Act. Our board of directors has determined that Ms. Lawrence, Mr. Elliott, and Mr. Phillips are each an “audit committee financial expert” within the meaning of SEC regulations and applicable Nasdaq rules. Each member of our audit committee can read and understand fundamental financial statements in accordance with applicable requirements. In arriving at these determinations, our board of directors examined each audit committee member’s scope of experience and the nature of their employment in the corporate finance sector.

Our audit committee oversees our corporate accounting and financial reporting process and assists our board of directors in monitoring our financial systems. Our audit committee is also responsible for, among other things:

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selecting a firm to serve as the independent registered public accounting firm to audit our financial statements;
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ensuring the independence of the independent registered public accounting firm;

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discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and that firm, our interim and year-end operating results;
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establishing procedures for employees to anonymously submit concerns about questionable accounting or audit matters;
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considering the effectiveness of our internal controls and internal audit function;
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reviewing material related-party transactions or those that require disclosure; and
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approving or, as permitted, pre-approving all audit and non-audit services to be performed by the independent registered public accounting firm.

During 2024, our audit committee met five times. Our audit committee operates under a written charter that satisfies the applicable SEC rules and regulations and Nasdaq listing standards. A copy of the charter for our audit committee is available on our investor relations website at investors.seraprognostics.com under Investors — Governance — Documents & Charters.

Compensation Committee

Our compensation committee consists of Kim Kamdar, Ph.D., Jane Barlow, M.D., and Joshua Phillips, with Dr. Kamdar serving as Chair. Our board of directors has determined that each member of our compensation committee is independent under Nasdaq listing standards and a “non-employee director” as defined in Rule 16b-3 under the Exchange Act. Our board of directors has determined that each member of the compensation committee is “independent” as defined in Nasdaq rules. The composition of our compensation committee meets the requirements for independence under Nasdaq listing standards.

Our compensation committee oversees our compensation policies, plans, and benefits programs. The compensation committee is also responsible for, among other things:

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reviewing and approving, or recommending that our board of directors approve, the compensation of our executive officers;
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reviewing and recommending to our board of directors the compensation of our directors;
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reviewing and recommending to our board of directors the terms of any compensatory agreements with our executive officers;
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administering our stock and equity incentive plans;
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reviewing and approving, or making recommendations to our board of directors with respect to, incentive compensation and equity plans; and
•
reviewing all overall compensation policies and practices.

During 2024, our compensation committee met eight times. Our compensation committee operates under a written charter that satisfies the applicable SEC rules and regulations and Nasdaq listing standards. A copy of the charter for our compensation committee is available on our investor relations website at investors.seraprognostics.com under Investors — Governance — Documents & Charters.

Nominating and Governance Committee

Our nominating and governance committee consists of Marcus Wilson, Pharm.D., Jane F. Barlow, M.D., and Mansoor Raza Mirza, M.D., with Dr. Wilson serving as Chair. Our board of directors has determined that each of the members of our nominating and governance committee is independent under Nasdaq listing standards.

Our nominating and governance committee oversees and assists our board of directors in reviewing and recommending nominees for election as directors. The nominating and governance committee is also responsible for, among other things:

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identifying and recommending candidates for membership on our board of directors;
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recommending directors to serve on board committees;
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reviewing and recommending our corporate governance guidelines and policies;
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reviewing proposed waivers of the code of conduct for directors and executive officers;
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evaluating, and overseeing the process of evaluating, the performance of our board of directors and individual directors; and
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assisting our board of directors on corporate governance matters.

During 2024, our nominating and governance committee met twice. Our nominating and governance committee operates under a written charter that satisfies the applicable SEC rules and regulations and Nasdaq listing standards. A copy of the charter for our nominating and governance committee is available on our investor relations website at investors.seraprognostics.com under Investors — Governance — Documents & Charters.

Considerations in Evaluating Director Nominees

Our nominating and governance committee uses a variety of methods, including engaging the services of outside consultants and search firms, to identify and evaluate director nominees. In its evaluation of director candidates, our nominating and governance committee will consider the current size and composition of our board of directors and the needs of our board of directors and the respective committees of our board of directors. Some of the qualifications that our nominating and governance committee considers include such factors as character, integrity, judgment, diversity (including, without limitation, diversity in terms of experience), age, independence, skills, education, expertise, business acumen, corporate experience, length of service, understanding of our business and other commitments, among other things.

Nominees must also have the highest personal and professional ethics and integrity and skills that are complementary to those of the existing directors. Director candidates must have the ability to assist and support management and make significant contributions to our success based on proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment. Nominees must also have an understanding of the fiduciary responsibilities that are required of a member of our board of directors and the commitment of time and energy necessary to diligently carry out those responsibilities. Members of our board of directors are expected to prepare for, attend, and participate in all board of directors and applicable committee meetings. Our nominating and governance committee may also consider such other factors as it may deem, from time to time, are in our and our stockholders’ best interests.

The nominating and governance committee considers the suitability of each director candidate, including current directors, in light of the current size and composition of our board of directors. Although our board of directors does not maintain a specific policy with respect to board diversity, our board of directors believes that our board of directors should be a diverse body, and our nominating and governance committee considers a broad range of backgrounds and experiences. In making determinations regarding nominations of directors, our nominating and governance committee may take into account the benefits of diverse viewpoints. Our nominating and governance committee also considers these and other factors as it oversees the annual board of director and committee evaluations. After completing its review and evaluation of director candidates, our nominating and governance committee recommends to our full board of directors the director nominees for selection.

Stockholder Recommendations for Nominations to the Board of Directors

The nominating and governance committee will consider candidates for directors recommended by stockholders so long as such recommendations comply with our amended and restated certificate of incorporation, as amended, and amended and restated bylaws and applicable laws, rules and regulations, including those promulgated by the SEC. The committee will evaluate such recommendations in accordance with its charter, our amended and restated bylaws and the regular nominee criteria described above. This process is designed to ensure that the board of directors includes members with diverse backgrounds, skills and experience, including appropriate financial and other expertise relevant to our business. Eligible stockholders wishing to recommend a candidate for nomination should contact our Corporate Secretary in writing at Sera Prognostics, Inc., Attention: Corporate Secretary, 2749 East Parleys Way, Suite 200, Salt Lake City, Utah 84109. Such recommendations must include information about the candidate, a statement of support by the recommending stockholder, evidence of the recommending stockholder’s ownership of our stock and a signed letter from the candidate confirming willingness to serve on our board of directors. The committee has discretion to decide which individuals to recommend for nomination as directors.

A stockholder of record can nominate a candidate directly for election to the board of directors by complying with the requirements and procedures in our amended and restated bylaws. For additional information regarding stockholder nominations of director candidates, see “Questions and Answers — What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?”

Clawback Policy

On October 2, 2023, our board of directors adopted a Clawback Policy to comply with the new SEC clawback rules and Nasdaq listing standards. The Clawback Policy generally provides that we will seek to recover, in the event of a required accounting restatement, excess incentive compensation received by covered officers where that compensation is based on erroneously reported financial information, regardless of fault or misconduct.

Insider Trading Policy and Prohibition on Hedging

We have an insider trading policy that, among other things, governs the buying and selling of our securities by all of our personnel, including directors, officers, employees, consultants and certain other covered persons. Our policy is designed to prevent violations of insider trading laws by our personnel and to avoid even the appearance of improper conduct in this regard by our personnel. The policy prohibits covered persons from purchasing, selling, or otherwise disposing of our securities while in possession of material non-public information (except in limited circumstances, such as pursuant to a previously established trading plan). In addition, the policy prohibits all employees (including executives and directors) from engaging in any transaction in which they may profit from short-term speculative swings in the value of our securities, including any of the following activities: (1) “short sales” (selling borrowed securities that the seller hopes can be purchased at a lower price in the future) of our securities; (2) use of our securities to secure a margin or other loan; (3) transactions in our securities involving straddles, collars or other similar risk reduction or hedging devices; and (4) transactions in publicly traded options relating to our securities (i.e., options that are not granted by us). The policy includes quarterly and other trading blackouts and sets forth the procedures covered persons must follow before transacting in our securities, including pre-clearance by our General Counsel of all transactions by executive officers, directors, employees and certain other covered persons, as well as members of their households. Although we have not adopted an insider trading policy governing the purchase, sale, and/or other disposition of our securities by the Company, as part of the oversight of risk, our board of directors, or one or more of its committees, approves any transaction, plan or arrangement by or with the Company with respect to our securities on a case-by-case basis, and as part of their procedures to review and approve any such transaction, plan or arrangement, our board of directors or committee thereof consults with legal counsel to ensure compliance with applicable insider trading laws, rules and regulations, and listing standards. A copy of the policy is filed as an exhibit to our Annual Report as filed with the SEC.

Stockholder and Interested Party Communications with the Board of Directors

Interested parties wishing to communicate with non-management members of our board of directors may do so by writing and mailing the correspondence to: Sera Prognostics, Inc., Attention: Corporate Secretary, 2749 East Parleys Way, Suite 200, Salt Lake City, Utah 84109. Our Corporate Secretary monitors these communications and will provide a summary of all received bona fide messages to our board of directors at each regularly scheduled meeting of our board of directors. Where the nature of a communication warrants, our Corporate Secretary may determine, in his or her judgment, to obtain the more immediate attention of the appropriate committee of the board of directors or non-management director, of independent advisors or of our management.

This procedure does not apply to (a) communications to non-management directors from officers or directors who are stockholders, (b) stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act or (c) communications to our audit committee pursuant to our complaint procedures for accounting and auditing matters.

Corporate Code of Conduct and Ethics

We are committed to the highest standards of integrity and ethics in the way we conduct our business. Our board of directors has adopted a Corporate Code of Conduct and Ethics, which applies to all of our employees, officers and directors, including our Chief Executive Officer, Chief Financial Officer, and other executive and senior financial officers. Our Corporate Code of Conduct and Ethics establishes our policies and expectations with respect to a wide range of business conduct, including preparation and maintenance of financial and accounting information, compliance with laws and conflicts of interest. In accordance with our Corporate Code of Conduct and Ethics, each of our employees, officers and directors is required to report suspected or actual violations to the extent permitted by law. In addition, our board of directors has adopted separate policies and procedures concerning the receipt and investigation of complaints relating to accounting, internal accounting controls or auditing matters, which are administered by our audit committee. Our Corporate Code of Conduct and Ethics is posted on our investor relations website at investors.seraprognostics.com under Investors — Governance — Documents & Charters. Disclosure regarding any amendments to, or waivers from, provisions of the Corporate Code of Conduct and Ethics that apply to our directors, principal executive officer and principal financial officer will be included in a Current Report on Form 8-K within four business days following the date of the amendment or waiver, unless website posting or the issuance of a press release of such amendments or waivers is then permitted by the applicable Nasdaq rules and regulations.

Non-Employee Director Compensation

Directors who are also our employees receive no additional compensation for their service as a director. Compensation for Ms. Lindgardt, who is our Chief Executive Officer is discussed under the caption “Executive Compensation.”

2024 Director Compensation

The following table provides information concerning compensation earned by our non-employee directors during the fiscal year ended December 31, 2024.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Total ($)
Jane F. Barlow, M.D.	42,984	60,000	60,000	162,984
Gregory C. Critchfield, M.D., M.S.	19,904	60,000	60,000	139,904
Kim Kamdar, Ph.D.	80,000	60,000	60,000	200,000
Sandra A.J. Lawrence	48,475	60,000	60,000	168,475
Mansoor Raza Mirza, M.D.	39,000	60,000	60,000	159,000
Joshua Phillips	49,025	60,000	60,000	169,025
Ryan Trimble	42,500	60,000	60,000	162,500
Marcus Wilson, Pharm.D.	20,098	50,104	47,375	117,577
Jeffrey T. Elliott(3)	—	—	—	—

(1)
Represents the aggregate grant date fair value of restricted stock unit (“RSU”) awards granted in the applicable fiscal year. Grant date fair value is calculated in accordance with Accounting Standards Codification (“ASC”) Topic 718 (“ASC 718”) issued by the Financial Accounting Standards Board (“FASB”). For the assumptions relating to valuations of RSU awards made to our named executive officers, see Note 2 to our audited financial statements, which is included in our Annual Report.
(2)
Represents the aggregate grant date fair value of option awards granted in the applicable fiscal year. Grant date fair value is calculated in accordance with ASC 718 issued by the FASB. For the assumptions relating to valuations of equity awards made to our named executive officers, see Note 11 to our audited financial statements, which is included in our Annual Report.
(3)
Mr. Elliott joined our board of directors effective March 20, 2025.

The following table shows the aggregate number of shares subject to options and RSUs held by each of our non-employee directors as of December 31, 2024:

Name	Number of Shares Subject to Stock Options	Number of Shares Subject to RSUs
Jane F. Barlow, M.D.	214,637	3,559
Gregory C. Critchfield, M.D., M.S.	826,951	3,559
Kim Kamdar, Ph.D.	223,489	3,559
Sandra A.J. Lawrence	263,821	3,559
Mansoor Raza Mirza, M.D.	261,038	3,559
Joshua Phillips	223,489	3,559
Ryan Trimble	223,489	3,559
Marcus Wilson, Pharm.D.	10,549	3,559
Jeffrey T. Elliott(1)	—	—

(1)
Mr. Elliott joined our board of directors effective March 20, 2025.

Director Compensation Program

The compensation policy for our non-employee directors was developed with input from our compensation committee’s independent compensation consultant, Compensia, Inc. (“Compensia”), regarding practices and compensation levels at comparable companies. It is designed to attract, retain, and reward non-employee directors.

Each non-employee director is eligible to receive the following annual cash retainer, which is paid quarterly in arrears on a prorated basis. Each non-employee director who serves as a committee Chair receives only the additional annual cash fee as the Chair of the committee, and not the additional annual fee as a member of the committee.

Position	Annual Retainer
Non-Employee Board Member	$35,000
Non-Employee Chair of the Board of Directors	35,000
Lead Independent Director	15,000
Audit Committee Chair	15,000
Audit Committee Member	7,500
Compensation Committee Chair	10,000
Compensation Committee Member	5,000
Nominating and Governance Committee Chair	8,000
Nominating and Governance Committee Member	4,000

In addition, each non-employee director who is initially elected or appointed to the board of directors after the non-employee director compensation policy became effective shall receive, effective on the date of such initial election or appointment, the lesser of (a) an equity award with a grant date fair value of $240,000 (for options, based on the Black-Scholes valuation method and rounded down to the nearest whole share), with approximately equal value coming from stock options and from RSUs unless the board of directors determines otherwise, or (b) an equity award of 100,000 option equivalents (the “Initial Award”). No non-employee director shall be granted more than one initial award. Each Initial Award will vest and become exercisable in 36 substantially equal monthly installments following the date of grant, such that the Initial Award will be fully vested on the third anniversary of the grant date, subject to the non-employee director continuing in service as a non-employee director through each such vesting date.

A non-employee director who (i) has been serving as a non-employee director for at least six months as of the date of any annual meeting of our stockholders and (ii) will continue to serve as a non-employee directors immediately following such meeting, shall receive, effective on the date of such meeting, the lesser of (a) an equity award with a grant date fair value of $120,000 (for options, based on the Black-Scholes valuation method and rounded down to the nearest whole share), with approximately equal value coming from stock options and from RSUs unless the board of directors determines otherwise, or (b) an equity award of 50,000 option equivalents (a “Subsequent Award”). A non-employee director elected for the first time to the board of directors at an annual meeting of our stockholders shall only receive an Initial Award in connection with such election and shall not receive any Subsequent Award on the date of such meeting as well. Each Subsequent Award will vest and become exercisable in 12 substantially equal monthly installments following the date of grant, such that the Subsequent Award will be fully vested on the first anniversary of the grant date, subject to the non-employee director continuing in service as a non-employee director through each such vesting date.

Each Initial Award and Subsequent Award will be granted under our 2021 Equity Incentive Plan (or its successor plan, as applicable) and will be subject to award agreements under such plan. The stock option awards will have a maximum term to expiration of ten years from their grant date and a per share exercise price equal to 100% of the fair market value of a share of our Class A common stock at the close of the market on the award’s grant date.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The board of directors has voted to nominate Jane F. Barlow, M.D. and Mansoor Raza Mirza, M.D. for election at the 2025 Annual Meeting for a term of three years to serve until our 2028 Annual Meeting of Stockholders and until their respective successors are elected and qualified. Marcus Wilson, Pharm.D. will not stand for re-election at the 2025 Annual Meeting but will continue to serve as a director until the expiration of his term at the 2025 Annual Meeting. The terms of the Class II directors (Jeffrey T. Elliott, Kim Kamdar, Ph.D., Sandra A.J. Lawrence, and Ryan Trimble) and Class III directors (Gregory C. Critchfield, M.D., M.S., Zhenya Lindgardt, and Joshua Phillips) will continue until the annual meetings of stockholders to be held in 2026 and 2027, respectively, and each director will hold office until his or her successor has been elected and qualified or until his or her earlier death, resignation, or removal. Our amended and restated certificate of incorporation, as amended, provides that the size of our board of directors will be determined from time to time by resolution of our board of directors. Effective immediately prior to the 2025 Annual Meeting, the board of directors will consist of nine members.

Unless authority to vote for any of these nominees is withheld, the shares represented by proxy will be voted FOR the election of Jane F. Barlow, M.D. and Mansoor Raza Mirza, M.D. as directors. In the event that any nominee becomes unable or unwilling to serve, the shares represented by proxy will be voted for the election of such other person as the board of directors may recommend in that nominee’s place. We have no reason to believe that any nominee will be unable or unwilling to serve as a director.

The two nominees who receive the most votes (also known as a “plurality” of votes cast) “FOR” such nominee at the annual meeting will be elected as a director.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF JANE F. BARLOW, M.D. AND MANSOOR RAZA MIRZA, M.D. AS CLASS I DIRECTORS, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee has appointed Ernst & Young LLP (“EY”) as our independent registered public accounting firm to audit our financial statements for the year ending December 31, 2025. EY has served as our independent registered accounting firm since 2012 and audited our financial statements for the fiscal year ended December 31, 2024.

Notwithstanding its selection and even if our stockholders ratify the selection, our audit committee, in its discretion, may appoint another independent registered public accounting firm at any time during the year if the audit committee believes that such a change would be in the best interests of our company and stockholders. At the 2025 Annual Meeting the stockholders are being asked to ratify the appointment of EY as our independent registered public accounting firm for the year ending December 31, 2025. Our audit committee is submitting the selection of EY to our stockholders because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. Representatives of EY will be present at the 2025 Annual Meeting, and they will have an opportunity to make statements and will be available to respond to appropriate questions from stockholders.

In deciding to appoint EY, the audit committee reviewed auditor independence issues with EY and concluded that EY has no commercial relationship with the Company that would impair its independence for the fiscal year ending December 31, 2025.

If the stockholders do not ratify the appointment of EY, the board of directors will reconsider the appointment.

Fees Paid to the Independent Registered Public Accounting Firm

The following table presents fees for professional audit services and other services rendered to us by EY for the years ended December 31, 2024 and 2023.

	Year Ended December 31,
	2024	2023
Audit Fees(1)	$707,040	$584,082
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total Fees	$707,040	$584,082

(1)
Audit fees consisted of fees billed for professional services rendered in connection with the audit of our annual financial statements, reviews of our quarterly financial statements for the fiscal years indicated, and services in connection with our SEC filings and registration statements, as well as work generally only the independent registered public accounting firm can reasonably be expected to provide.

Auditor Independence

In our fiscal year ended December 31, 2024, there were no other professional services provided by EY that would have required our audit committee to consider their compatibility with maintaining the independence of EY.

Audit Committee Policy on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Our audit committee has established a policy governing our use of the services of our independent registered public accounting firm. Under the policy, our audit committee is required to pre-approve all audit and permissible non-audit services performed by our independent registered public accounting firm in order to ensure that the provision of such services does not impair such accounting firm’s independence. All fees paid to EY for our fiscal years ended December 31, 2024 and 2023 were pre-approved by our audit committee.

Prior to engagement of an independent registered public accounting firm for the next year’s audit, management will submit an aggregate of services expected to be rendered during that year for each of four categories of services to the audit committee for approval.

1.
Audit services include audit work performed in the preparation of financial statements, as well as work that generally only an independent registered public accounting firm can reasonably be expected to provide, including comfort letters, statutory audits, and attest services and consultation regarding financial accounting and/or reporting standards.
2.
Audit-Related services are for assurance and related services that are traditionally performed by an independent registered public accounting firm, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.
3.
Tax services include all services performed by an independent registered public accounting firm’s tax personnel except for those services specifically related to the audit of the financial statements, and include fees in the areas of tax compliance, tax planning, and tax advice.
4.
Other Fees are those associated with services not captured in the other categories. We generally do not request such services from our independent registered public accounting firm.

Prior to engagement, the audit committee pre-approves these services by category of service. The fees are budgeted and the audit committee requires our independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage our independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the audit committee requires specific pre-approval before engaging our independent registered public accounting firm.

The audit committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the audit committee at its next scheduled meeting.

In the event the stockholders do not ratify the appointment of EY as our independent registered public accounting firm, the audit committee will reconsider its appointment.

The affirmative vote of a majority of the shares cast affirmatively or negatively at the 2025 Annual Meeting is required to ratify the appointment of the independent registered public accounting firm.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR OUR FISCAL YEAR ENDING DECEMBER 31, 2025 AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF SUCH RATIFICATION UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

REPORT OF THE AUDIT COMMITTEE

The audit committee is a committee of the board of directors comprised solely of independent directors as required by Nasdaq listing standards and SEC rules and regulations. The composition of the audit committee, the attributes of its members and the responsibilities of the audit committee, as reflected in its charter, are intended to be in accordance with applicable requirements for corporate audit committees. The audit committee operates under a written charter approved by the board of directors, which is available on our website at investors.seraprognostics.com under Investors — Governance — Documents & Charters. The audit committee reviews and assesses the adequacy of its charter and the audit committee’s performance on an annual basis.

With respect to the Company’s financial reporting process, management is responsible for (1) establishing and maintaining internal controls and (2) preparing the Company’s financial statements. The audit committee assists the board of directors in overseeing and monitoring the integrity of the financial reporting process, compliance with legal and regulatory requirements, and the quality of internal and external audit processes. The audit committee is responsible for overseeing the Company’s overall financial reporting process, and for the appointment, compensation, retention, and oversight of the work of EY. EY is responsible for performing an independent audit of the Company’s financial statements. It is not the responsibility of the audit committee to prepare the Company’s financial statements. These are the fundamental responsibilities of management.

In the performance of its oversight function, the audit committee has:

•
reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2024 with management and EY;
•
discussed with EY the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC; and
•
received the written disclosures and the letter from EY regarding its independence as required by applicable PCAOB requirements regarding the independent accountant’s communications with the audit committee concerning independence and has discussed with EY its independence. The audit committee also considered the status of pending litigation, taxation matters, and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

Based on the audit committee’s review and discussions with management and EY, the audit committee recommended to the board of directors that the audited financial statements be included in the Company’s Annual Report.

Respectfully submitted by the members of the audit committee of the board of directors:

Sandra A.J. Lawrence (Chair)

Joshua Phillips

Ryan Trimble

This report of the audit committee is required by the SEC and, in accordance with the SEC’s rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or under the Exchange Act, except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed “soliciting material” or “filed” under either the Securities Act or the Exchange Act.

EXECUTIVE OFFICERS

The names of our executive officers, their ages, their positions with Sera Prognostics, and other biographical information as of March 19, 2025, are set forth below. Executive officers are elected by our board of directors to hold office until their successors are elected and qualified. There are no family relationships among our directors or executive officers.

Name	Age	Position
Zhenya Lindgardt	51	President and Chief Executive Officer
Austin Aerts	38	Chief Financial Officer
John J. Boniface, Ph.D.	63	Chief Scientific Officer
Paul Kearney, Ph.D.	57	Chief Data Officer
Robert G. Harrison	58	Chief Information Officer
Benjamin G. Jackson	46	General Counsel

Ms. Lindgardt’s biography can be found under “Nominees for Director.”

Austin Aerts has over a decade of finance and accounting experience within the medical diagnostics industry. He joined us in July 2017, most recently serving as our Vice President of Finance and Corporate Controller prior to his appointment as interim Chief Financial Officer in June 2023 and as Chief Financial Officer in November 2023. In his time with us, Mr. Aerts has been in numerous roles with responsibility for vital accounting and finance functions. Mr. Aerts also played a key role in our initial public offering in July 2021 and our follow-on offering in February 2025. Previously, Mr. Aerts worked for Myriad Genetics, Inc., a molecular diagnostics company, in the finance department and began his career at Ernst & Young LLP as an assurance professional serving a variety of publicly traded and privately held clients, including the Company. Mr. Aerts holds a Master of Accounting from the University of Utah and is an active Certified Public Accountant licensed in the State of Utah.

John J. Boniface, Ph.D. has served as our Chief Scientific Officer since November 2011. Prior to that, Dr. Boniface briefly served as our Vice President of Research from September 2011 to November 2011. In this capacity, Dr. Boniface's responsibilities include product and technology development efforts at the Company. Dr. Boniface previously served as a scientist and program director for multiple biotechnology companies focused on protein discovery and small molecule and immunotherapeutic drug development, including Myrexis Inc., Myriad Genetics Inc., Prolexys Pharmaceuticals and Eos Biotechnology. Dr. Boniface holds a Ph.D. in Biochemistry from Albany Medical College and a B.S. in Biochemistry from the University of Massachusetts, Amherst. Dr. Boniface was a post-doctoral scholar in the laboratory of Dr. Mark Davis, Department of Microbiology and Immunology, Stanford University School of Medicine.

Paul Kearney, Ph.D. has served as our Chief Data Officer since October 2021. Dr. Kearney’s passion is working at the intersection of healthcare, data science and innovation where many of the hardest societal and clinical unmet needs can be found and addressed through partnership, data exploration and focused, persistent hard work. Previously, Dr. Kearney co-founded multiple successful biotech companies resulting in the development and commercialization of breakthrough products in the disease areas of oncology, pregnancy and food allergy as well as technological products in bioinformatics and proteomics. From August 2018 to February 2022, Dr. Kearney served as Chief Executive Officer of Data Incites, a consultant firm. From September 2009 to July 2018, Dr. Kearney served as Chief Science Officer of Integrated Diagnostics (acquired by Biodesix). Dr. Kearney has extensive experience building and nurturing integrated teams, conducting clinical research, developing evidence for improved health outcomes as well as fundraising. Dr. Kearney has published over 100 papers in diverse areas and has been awarded over 12 patents. Dr. Kearney’s past experiences include Senior Vice President of Special Projects at the Institute for Systems Biology, Vice President of Bioinformatics at

Caprion (now CellCarta), Vice President of Science at Bioinformatics Solutions, Vice President of Product Development at AllerGenis as well as a member of the Computer Science Faculty of the University of Waterloo. He received his Ph.D. in computer science from the University of Toronto.

Robert G. Harrison has served as our Chief Information Officer since March 2021. For more than three decades, Mr. Harrison has served in several senior leadership positions of both publicly traded and privately held companies. His most recent appointment has been with Myriad Genetics, Inc., a leading genetic testing and precision medicine company, as Chief Information Officer from August 1996 to March 2021, where he architected the IT infrastructure that enabled Myriad Genetics, Inc. to grow from its first product launch in 1996 with fewer than 100 employees in a single location, to a leading global precision medicine company, with multiple products, more than 2,700 employees and deploying testing facilities and services in three continents. Mr. Harrison successfully directed the IT integration of strategic acquisitions of four companies, simultaneously facilitating international business expansion over the past decade in the company’s growth. Serving as a long-standing board member of the Utah Technology Council, Mr. Harrison remains an active member of the Association for Information Management (AIM) Utah CIO Council and is also a respected community leader committed to charitable causes that benefit the well-being of women. Mr. Harrison received his BA in Business/Computer Science from the University of Utah.

Benjamin G. Jackson has served as our General Counsel since April 2021. From February 2006 to April 2021, Mr. Jackson was employed by Myriad Genetics, Inc., a leading genetic testing and precision medicine company, most recently serving as Executive Vice President, General Counsel and Secretary. Mr. Jackson held various positions in Myriad’s Legal Department, including serving as Associate General Counsel prior to assuming the role of General Counsel. Mr. Jackson received his J.D. from the J. Reuben Clark Law School at Brigham Young University and his B.S. in microbiology, immunology and molecular genetics from the University of California, Los Angeles.

EXECUTIVE COMPENSATION

General Compensation Philosophy and Process for Compensation Decisions

Our general executive compensation philosophy is to provide programs that attract, motivate, reward and retain highly qualified executives and motivate them to pursue our corporate objectives while encouraging the creation of long-term value for our stockholders. We evaluate and reward our executive officers through compensation intended to motivate them to identify and capitalize on opportunities to grow our business and maximize stockholder value over time. We strive to provide an executive compensation program that is market competitive, rewards achievement of our business objectives and is designed to provide a foundation of fixed compensation (base salary) and a significant portion of performance-based compensation (short-term and long-term incentive opportunities) that are intended to align the interests of executives with those of our stockholders.

The decisions with respect to executive officer compensation, including the compensation of our named executive officers, are made by our compensation committee, with input from our chief executive officer (except with respect to her own compensation) and Compensia, an independent compensation consultant. Compensia was engaged by our compensation committee pursuant to the authority delegated under its charter and serves at the discretion of the compensation committee.

Our compensation committee believes our chief executive officer has valuable insight into the day-to-day contributions of our executive officers and solicits the advice and input from our chief executive officer with respect to performance objectives under our annual bonus plan and target compensation levels for our other executive officers, including our other named executive officers. At the request of our compensation committee, Compensia provides our compensation committee with relevant market data and alternatives to consider when making compensation decisions regarding our executive officers and considering the recommendations of our chief executive officer regarding the compensation of other executive officers. Although the compensation committee considers Compensia’s advice and recommendations about our executive compensation program, our compensation committee ultimately makes its own decisions about executive compensation matters.

Summary Compensation Table

Our named executive officers for the fiscal year ended December 31, 2024, which consist of (1) our principal executive officer during the fiscal year ended December 31, 2024, (2) the next two most highly compensated executive officers who earned more than $100,000 during the fiscal year ended December 31, 2024 and were serving as executive officers as of such date, and (3) any individual who would otherwise be included in (2) above but for the fact that such individual was not serving as an executive officer of ours as of December 31, 2024, are: Zhenya Lindgardt, Paul Kearney, Ph.D., and John J. Boniface, Ph.D. The following table provides information regarding the compensation of our named executive officers paid or accrued during the years ended December 31, 2024 and 2023. These executive officers are referred to as our “named executive officers” in this proxy statement.

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
Zhenya Lindgardt	2024	447,257	—	—	232,341	13,800	693,398
President and Chief Executive Officer	2023	302,954	1,813,500	—	57,191	22,638	2,196,283
Paul Kearney, Ph.D.	2024	391,340	378,308	—	63,594	13,800	847,042
Chief Data Officer	2023	407,445	293,300	63,910	56,883	12,414	833,952
John J. Boniface, Ph.D.	2024	358,904	—	—	58,578	13,800	431,282
Chief Scientific Officer	2023	398,490	316,480	88,160	55,633	13,200	871,963

(1)
Represents the aggregate grant date fair value of RSU awards granted in the applicable fiscal year. Grant date fair value is calculated in accordance with Accounting Standards Codification (“ASC”) Topic 718 (“ASC 718”) issued by the Financial Accounting Standards Board (“FASB”). For the assumptions relating to valuations of RSU awards made to our named executive officers, see Note 2 to our audited financial statements, which are included in our Annual Report.

(2)
Represents the aggregate grant date fair value of option awards granted in the applicable fiscal year. Grant date fair value is calculated in accordance with ASC 718 issued by the FASB. For the assumptions relating to valuations of equity awards made to our named executive officers, see Note 11 to our audited financial statements, which are included in our Annual Report.
(3)
Consists of bonus payments received under our non-equity incentive compensation plans based upon satisfaction of performance goals. See “Executive Compensation — Non-Equity Incentive Compensation Plan.”
(4)
For Ms. Lindgardt, other compensation in 2024 consists of matching contributions made under our 401(k) plan. In 2023, Ms. Lindgardt's other compensation consists of $17,473 of fees paid for her service as a non-employee member of our board of directors prior to her appointment as President and Chief Executive Officer on June 8, 2023 and $5,165 of matching contributions made under our 401(k) plan. For Dr. Kearney and Dr. Boniface, other compensation consists of matching contributions made under our 401(k) plan.

Narrative Disclosure to Summary Compensation Table

Base Salaries

Each named executive officer’s base salary is a fixed component of annual compensation for performing specific duties and functions and has been established by our board of directors taking into account each individual’s role, responsibilities, skills and expertise. Base salaries are reviewed annually, typically in connection with our annual performance review process, approved by our board of directors and adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, performance, and experience. On November 6, 2023, we reduced compensation for each named executive officer by decreasing each respective annual base salary by 15%. The reductions applied proportionally to all executive officers, effective as of November 6, 2023. The 2023 annual base salaries for Ms. Lindgardt, Dr. Kearney, and Dr. Boniface were $421,940, $352,857, and $345,100, respectively. During 2024, the annual base salaries for Ms. Lindgardt, Dr. Kearney, and Dr. Boniface were $447,257, $426,075, and $358,904, respectively.

Non-Equity Incentive Compensation

Our board of directors has adopted an Annual Incentive Plan, which we refer hereto as our Bonus Plan. Our Bonus Plan allows our compensation committee to provide cash incentive awards to selected employees, including our named executive officers, based upon performance goals established by our compensation committee. Pursuant to the Bonus Plan, our compensation committee, in its sole discretion, establishes a target award for each participant and a bonus pool, with actual awards payable from such bonus pool with respect to the applicable performance period.

Our compensation committee may, in its sole discretion and at any time, increase, reduce or eliminate a participant’s actual award, or increase, reduce or eliminate the amount allocated to the bonus pool for a particular performance period. The actual award may be below, at or above a participant’s target award, in our compensation committee’s discretion. Our compensation committee may determine the amount of any reduction on the basis of such factors as it deems relevant, and it is not required to establish any allocation or weighting with respect to the factors it considers.

Actual awards are paid in cash (or its equivalent) in a single lump sum as soon as practicable after the end of the performance period during which they are earned and after they are approved by our compensation committee. Unless otherwise determined by our compensation committee, to earn an actual award, a participant must be employed by us (or an affiliate of ours) through the date the bonus is paid.

Our board of directors, in its sole discretion, may alter, suspend or terminate the Bonus Plan provided such action does not, without the consent of the participant, alter or impair the rights or obligations under any award theretofore earned by such participant.

Our compensation committee’s principal objectives in structuring the Bonus Plan for 2024 were rewarding employees who drive company achievement and meet or exceed strategic goals, remaining competitive within the industry, aligning the organization around common goals and aligning management and stockholder interests. On March 5, 2025, our compensation committee approved the payment of cash incentive awards for 2024 to our executive officers other than Ms. Lindgardt, for whom they made a recommendation to the full board of directors. On March 6, 2025, our board of directors approved the compensation committee’s recommendation of the payment of a cash incentive award for 2024 to Ms. Lindgardt.

Ms. Lindgardt was awarded an annual cash bonus of $232,341 for 2024. Ms. Lindgardt’s performance in 2024 was measured relative to six corporate metrics related to certain financial goals, the development and enhancement of data assets, process improvements, and personnel development. Ms. Lindgardt’s adjusted target bonus was 60% of her base salary, and based on the level of corporate performance in 2024, Ms. Lindgardt’s bonus was 87% of her target.

Dr. Kearney was awarded an annual cash bonus of $63,594 for 2024. Dr. Kearney's performance in 2024 was measured relative to the same six corporate metrics as Ms. Lindgardt, blended with department performance metrics related to new product development and enhancing data assets. Dr. Kearney's adjusted target bonus was 20% of his base salary, and based on his performance in 2024, Dr. Kearney's bonus was 82% of his target bonus.

Dr. Boniface was awarded an annual cash bonus of $58,578 for 2024. Dr. Boniface’s performance in 2024 was measured relative to the same six corporate metrics as Ms. Lindgardt, blended with department metrics related to new product development, enhancing data assets, and enhancing commercial lab processes. Dr. Boniface’s adjusted target bonus was 20% of his base salary, and based on his performance in 2024, Dr. Boniface’s bonus was 82% of his target bonus.

Equity Compensation

Although we do not have a formal policy with respect to the grant of equity incentive awards to our executive officers, we believe that equity grants provide our executives with a strong link to our long-term performance, create an ownership culture and help to align the interests of our executives and our stockholders. In addition, we believe that equity grants promote executive retention because they incentivize our executive officers to remain in our employment during the vesting period. Accordingly, our board of directors periodically reviews the equity incentive compensation of our named executive officers and may grant equity incentive awards to them from time to time. Our named executive officers have been granted certain options to purchase shares of our Class A common stock, as described in more detail in the “Outstanding Equity Awards at December 31, 2024” table below.

Employment Arrangements

Zhenya Lindgardt. We entered into an employment agreement dated as of November 6, 2023 with Ms. Lindgardt with respect to her service as our President and Chief Executive Officer. Under the terms of the agreement, Ms. Lindgardt was entitled to an initial annual base salary of $496,400, subject to increase by our board of directors or the compensation committee. Ms. Lindgardt’s base salary for the fiscal years ended December 31, 2023 and 2024 was $421,940 and $447,257, respectively. The agreement also provides that Ms. Lindgardt is eligible to participate in an annual bonus plan provided by the Company. Ms. Lindgardt’s annual target bonus opportunity for 2025 has increased from 60% to 68% of her base salary, with the actual amount of the bonus, if any, to be determined by our board of directors.

Paul Kearney, Ph.D. We entered into an employment agreement dated as of October 1, 2021, as subsequently amended on March 18, 2024, with Dr. Kearney with respect to his service as our Chief Data Officer. Under the terms of the agreement, Dr. Kearney was entitled to an initial annual base salary of $410,000, subject to increase by our board of directors or the compensation committee. Dr. Kearney's base salary for the fiscal years ended December 31, 2023 and 2024 was $352,857 and $426,075, respectively. The agreement also provides that Dr. Kearney is eligible to participate in an annual bonus plan provided by the Company. Dr. Kearney's annual target bonus opportunity for 2025 has been restored to 40% of his annual base salary after being reduced to 20% of his annual base salary in November 2023, with the actual amount of the bonus, if any, to be determined by our board of directors.

John J. Boniface, Ph.D. We entered into an employment agreement dated as of March 14, 2012, as subsequently amended on March 18, 2024, with Dr, Boniface with respect to his service as our Chief Scientific Officer. Under the terms of the agreement, Dr. Boniface was entitled to an initial annual base salary of $225,000, subject to increase by our board of directors or the compensation committee. Dr. Boniface’s base salary for the fiscal years ended December 31, 2023 and 2024 was $345,100 and $358,904, respectively. Dr. Boniface’s annual target bonus opportunity for 2025 has been restored to 40% of his annual base salary after being reduced to 20% of his annual base salary in November 2023, with the actual amount of the bonus, if any, to be determined by our board of directors.

Severance and Change of Control Benefits

Ms. Lindgardt’s employment agreement provides that in the event that (1) Ms. Lindgardt’s employment is terminated other than for cause, death or disability or (2) Ms. Lindgardt terminates her own employment for Good Reason (as defined in the agreement), she is entitled to receive the following severance benefits: (A) on the 60th day following the termination, we will pay a lump sum amount equal to 12 months of the base salary in effect at the time of the termination and (B) the time-based vesting of all equity awards held by Ms. Lindgardt at the time of the termination shall accelerate with respect to 37.5% of the unvested shares subject thereto. Additionally, we will pay Ms. Lindgardt’s monthly health insurance premiums until the earliest of (x) the close of the 12-month period following Ms. Lindgardt’s termination date, (y) the expiration of Ms. Lindgardt’s continuation coverage under the Consolidated Omnibus Budget Reconciliation Act (“COBRA”) and (z) the date when Ms. Lindgardt becomes eligible to receive health insurance coverage in connection with new employment or self-employment. Notwithstanding the foregoing, in connection with a Change of Control (as defined in our equity incentive plans) or if a termination of Ms. Lindgardt happens within three months prior thereto and 12 months following a Change of Control (as defined in our equity incentive plans), then the time-based vesting of all equity awards held by Ms. Lindgardt at the time of termination shall accelerate with respect to 100% of the unvested shares subject thereto.

Dr. Kearney's employment agreement provides that in the event that (1) Dr. Kearney's employment is terminated other than for cause, death or disability or (2) Dr. Kearney terminates his own employment for Good Reason (as defined in the agreement), on the 60th day following the termination of employment, (i) we will pay Dr. Kearney a lump sum amount equal to six months of his base salary at the rate in effect at the time of the termination, and (ii) we will provide health insurance reimbursement until the earliest of (x) the close of the 12-month period following Dr. Kearney's termination date, (y) the expiration of Dr. Kearney's continuation coverage under COBRA and (z) the date when Dr. Kearney becomes eligible to receive health insurance coverage in connection with new employment or self-employment. In the event that Dr. Kearney's employment is terminated without cause or by Dr. Kearney for Good Reason (as defined in the agreement), then the vesting of all equity awards held by Dr. Kearney at the time of termination shall accelerate (i) with respect to 37.5% of the unvested shares subject thereto, or (ii) if such termination occurs within 30 days prior to or within 12 months after a Change of Control (as defined in our equity incentive plans), with respect to 100% of the unvested shares subject thereto.

In the event that Dr. Kearney's employment is terminated due to his death or disability and if we do not provide any insurance benefits payable to Dr. Kearney or his beneficiaries upon his death or disability and we have previously, but not necessarily in the then applicable calendar year, achieved $10,000,000 in annual gross revenue in a calendar year, then we will pay Dr. Kearney a lump sum amount equal to six months of the base salary at the rate in effect at the time of the termination of employment.

Dr. Boniface’s employment agreement provides that in the event that (1) Dr. Boniface’s employment is terminated other than for cause, death or disability or (2) Dr. Boniface terminates his own employment for Good Reason (as defined in the agreement), on the 60th day following the termination of employment, (i) we will pay Dr. Boniface a lump sum amount equal to six months of his base salary at the rate in effect at the time of the termination, and (ii) we will provide health insurance reimbursement until the earliest of (x) the close of the 12-month period following Dr. Boniface’s termination date, (y) the expiration of Dr. Boniface’s continuation coverage under COBRA and (z) the date when Dr. Boniface becomes eligible to receive health insurance coverage in connection with new employment or self-employment. In the event that Dr. Boniface’s employment is terminated without cause or by Dr. Boniface for Good Reason (as defined in the agreement), then the vesting of all equity awards held by Dr. Boniface at the time of termination shall accelerate (i) with respect to 37.5% of the unvested shares subject thereto, or (ii) if such termination occurs within 30 days prior to or within 12 months after a Change of Control (as defined in our equity incentive plans), with respect to 100% of the unvested shares subject thereto.

In the event that Dr. Boniface’s employment is terminated due to his death or disability and if we do not provide any insurance benefits payable to Dr. Boniface or his beneficiaries upon his death or disability and we have previously, but not necessarily in the then applicable calendar year, achieved $10,000,000 in annual gross revenue in a calendar year, then we will pay Dr. Boniface a lump sum amount equal to six months of the base salary at the rate in effect at the time of the termination of employment.

Outstanding Equity Awards at December 31, 2024

The following table provides information regarding outstanding equity awards held by our named executive officers as of December 31, 2024.

		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of units of stock that have not vested (#)	Market value units of stock that have not vested ($)(1)
Zhenya Lindgardt	11/8/2021	38,325	—	10.92	11/8/2031	—	—
	6/3/2022	149,675	—	1.35	6/3/2032	—	—
	11/6/2023	—	—	—	—	87,500(2)	712,250
	11/6/2023	—	—	—	—	500,000(3)	4,070,000
Paul Kearney, Ph.D.	12/11/2015	34,189	—	1.62	12/11/2025	—	—
	5/18/2017	36,075	—	1.98	5/18/2027	—	—
	3/8/2021	24,050	—	5.32	3/8/2031	—	—
	11/1/2021	84,708	22,292(4)	10.33	11/1/2031	—	—
	3/23/2022	16,354	14,072(5)	3.75	3/23/2032	—	—
	3/6/2023	11,069	14,231(6)	3.80	3/6/2033	—	—
	3/6/2023	—	—	—	—	12,000(7)	97,680
	11/6/2023	—	—	—	—	62,500(2)	508,750
John J. Boniface, Ph.D.	5/18/2017	112,945	—	1.98	5/28/2027	—	—
	6/26/2017	22,042	—	1.98	6/26/2027	—	—
	2/27/2020	154,064	—	1.77	2/27/2030	—	—
	3/8/2021	72,971	4,865(6)	5.32	3/8/2031	—	—
	3/23/2022	65,416	56,289(5)	3.75	3/23/2032	—	—
	3/6/2023	15,269	19,631(6)	3.80	3/6/2033	—	—
	3/6/2023	—	—	—	—	16,575(7)	134,921
	11/6/2023	—	—	—	—	62,500(2)	508,750

(1)
The amounts in this column are based on the close price of our Class A common stock on the Nasdaq Global Market on December 31, 2024, which was $8.14.
(2)
These RSUs vest over two years as follows: 1/8 of the original grant amount vests in quarterly installments for two years following the grant date, subject to continued service to the Company.
(3)
Originally, these RSUs vested over four years as follows: 1/16 of the original grant amount vests in quarterly installments for four years following the grant date, subject to continued service to the Company. On March 15, 2024, the board of directors approved the acceleration of 100,000 of Ms. Lindgardt’s RSUs subject to this grant to better align the vesting of the RSUs with the commencement of services in her current roles. Ms. Lindgardt’s remaining unvested RSUs under this grant vest in 13 quarterly installments beginning on June 8, 2024.
(4)
These stock options vest over four years as follows: 25% of the original grant amount vests on the first anniversary of the vesting commencement date, which is October 1, 2021, and 1/36 of the remaining amount vests in monthly installments for three years thereafter, subject to continued service to the Company.

(5)
These stock options vest over four years as follows: 15% of the original grant amount vests in equal monthly installments over the first year following the grant date, 20% of the original grant amount vests in equal monthly installments over the second year following the grant date, 25% of the original grant amount vests in equal monthly installments over the third year following the grant date, and 40% of the original amount vests in equal monthly installments over the fourth year following the grant date.
(6)
These stock options vest over four years as follows: 1/48 of the original grant amount vests in monthly installments for four years following the grant date, subject to continued service to the Company.
(7)
These RSUs vest over four years as follows: 1/4 of the original grant amount vests in annual installments for four years following the grant date, subject to continued service to the Company.

Equity Compensation Plan Information

The following table provides information as of December 31, 2024, with respect to the shares of our Class A common stock that may be issued under existing equity compensation plans.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (#)	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights ($)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in the first Column) (#)
Equity compensation plans approved by security holders	6,113,155(1)	3.91	3,131,791(2)
Equity compensation plans not approved by security holders	—	—	—
Total	6,113,155(1)	3.91	3,131,791(2)

(1)
Consists of 2,803,417 shares of Class A common stock underlying outstanding stock options granted under the 2011 Employee, Director and Consultant Equity Incentive Plan and 3,309,738 shares of Class A common stock underlying outstanding stock options granted under the 2021 Equity Incentive Plan.
(2)
Represents the number of securities remaining available for future issuance under the 2021 Equity Incentive Plan and the 2021 Employee Stock Purchase Plan. The number of shares available for issuance under the 2021 Equity Incentive Plan is subject to an annual increase on the first day of each year equal to the lesser of 4% of the number of outstanding shares of Class A common stock as of the last day of the immediately preceding fiscal year and a number of shares determined by the board of directors or a committee thereof. The number of shares available for issuance under the 2021 Employee Stock Purchase Plan is subject to an annual increase on the first day of each year equal to the lesser of 1% of the number outstanding shares of Class A common stock as of the last day of the immediately preceding fiscal year and a number of shares determined by the board of directors or a committee thereof.

401(k) Plan

We maintain a 401(k) retirement savings plan, for the benefit of our employees, including our named executive officers, who satisfy certain eligibility requirements. This plan provides our eligible employees with an opportunity to save for retirement on a tax advantaged basis, and participants are able to defer a portion of their eligible compensation. All participants’ interests in their deferrals are 100% vested when contributed. Our 401(k) plan is a safe harbor plan. We make safe harbor matching contributions equal to 100% of the first 3% of a plan participant’s eligible compensation, plus 50% of the next 2% of a plan participant’s eligible compensation. We may also make an additional discretionary match or profit sharing contribution to the plan. Pre-tax contributions are allocated to each participant’s individual account and are then invested in selected investment alternatives according to the participants’ directions. The 401(k) plan is intended to qualify under Sections 401(a) and 501(a) of the Internal Revenue Code. As a tax-qualified retirement plan, contributions to the 401(k) plan and earnings on those contributions are not taxable to the employees until distributed from the 401(k) plan.

Pension Benefits

We do not have any qualified or non-qualified defined pension benefit plans.

Nonqualified Deferred Compensation

We do not have any nonqualified defined contribution plans or other deferred compensation plans.

Policies and Practices Related to the Grant of Certain Equity Awards

Our equity awards, including stock options and restricted stock units, are typically granted in connection with our yearly compensation cycle and regularly scheduled meetings of our compensation committee.

Typically, our practice is to make annual award grants in the first quarter of each fiscal year. Our policy is to not grant stock options, restricted stock units or similar awards in anticipation of the release of material non-public information and to not time the release of material non-public information based on equity award grant date, but some awards may be granted close in time to the release of material non-public information to the extent those awards are being granted on our usual monthly grant date, upon the hiring of new executive officers, or in connection with annual grants being made as part of our director compensation policy.

During the year ended December 31, 2024, we did not time the disclosure of material non-public information for the purpose of affecting the value of executive compensation, and none of our named executive officers were awarded options with an effective grant date during any period beginning four business days before the filing or furnishing of a Form 10-Q, Form 10-K, or Form 8-K that disclosed material non-public information, and ending one business day after the filing or furnishing of such reports.

Compensation Committee Interlocks and Insider Participation

Currently, the members of our compensation committee are Dr. Kamdar, Mr. Phillips, and Dr. Barlow. In 2024, none of the foregoing members of our compensation committee served as an officer or employee of the Company. None of our executive officers, except for Ms. Lindgardt, currently serves, or in the past year has served, as a member of the board of directors, and none of our executive officers currently serves, or in the past year has served, as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of any entity that has one or more executive officers serving on our board of directors or compensation committee. There are no family relationships between or among the members of our board of directors or executive officers.

Conclusion

It is the opinion of the compensation committee that the compensation policies and elements described above provide the necessary incentives to properly align our executive officers’ performance with the interests of our stockholders while maintaining equitable and competitive executive compensation practices that enable us to attract and retain the highest caliber of executive officers.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our Class A common stock as of March 31, 2025 for:

•
each person or group of affiliated persons known by us to be the beneficial owner of more than five percent of our capital stock;
•
each of our directors and director nominees;
•
each of our named executive officers; and
•
all of our current directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Under those rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power. Except as noted by footnote, and subject to community property laws where applicable, we believe, based on the information provided to us, that the persons and entities named in the table below have sole voting and investment power with respect to all common stock shown as beneficially owned by them.

The percentage of beneficial ownership in the table below is based on 37,663,771 shares of Class A common stock and Class B common stock outstanding as of March 31, 2025. Warrants or options to purchase shares of Class A common stock that are exercisable within 60 days of March 31, 2025 and RSUs that will vest within 60 days of March 31, 2025 are deemed to be beneficially owned by the persons holding these options for the purpose of computing percentage ownership of that person, but are not treated as outstanding for the purpose of computing any other person’s ownership percentage.

Unless otherwise indicated, the address of all listed stockholders is c/o Sera Prognostics, Inc., 2749 East Parleys Way, Suite 200, Salt Lake City, UT 84109.

	Class A Common Stock Beneficially Owned
Name of Beneficial Owner	Shares	Percentage
5% Stockholders:
Baker Bros. Advisors LP(1)	5,498,170	14.6%
ATH Holding Company, LLC(2)	3,201,271	8.3%
RA Capital Management, L.P.(3)	3,032,808	8.1%
Chione, Ltd.(4)	2,605,351	6.9%
aMoon Growth Fund Limited Partnership(5)	1,911,332	5.1%
Named Executive Officers and Directors:
Zhenya Lindgardt(6)	451,545	1.2%
Paul Kearney, Ph.D.(7)	344,521	*
John J. Boniface, Ph.D.(8)	551,293	1.4%
Jane F. Barlow, M.D.(9)	220,282	*
Gregory C. Critchfield, M.D., M.S.(10)	1,641,573	4.3%
Jeffrey T. Elliott(11)	4,327	*
Kim Kamdar, Ph.D.(12)	266,683	*
Sandra A.J. Lawrence(13)	269,466	*
Mansoor Raza Mirza, M.D.(14)	265,902	*
Joshua Phillips(15)	299,607	*
Ryan Trimble(16)	342,566	*
Marcus Wilson, Pharm.D.(17)	16,194	*
All current executive officers and directors as a group (15 persons)(18)	5,617,969	13.5%

*Indicates beneficial ownership of less than 1%.

(1)
Based solely on Schedule 13D filed with the SEC on February 14, 2025. Consists of 5,498,170 shares of Class A common stock. Does not include 967,759 shares of Class A common stock that may be acquired upon the conversion of Class B common stock on a 1-for-1 basis or 11,250,000 shares of Class A common stock that may be acquired upon the exercise of pre-funded warrants (the “Pre-Funded Warrants”), purchased by 667. L.P. and Baker Brothers Life Sciences, L.P (together, the “Funds”) in our public offering that closed on February 12, 2025 and February 14, 2025. The shares of Class B common stock may not be converted into shares of Class A common stock, if as a result of such conversion, the Funds would hold more than 4.99% of the outstanding Class A common stock. The Pre-Funded Warrants may not be exercised, if as a result of such exercise, the Funds would hold more than 4.99% of the outstanding Class A common stock. The Funds relinquished to Baker Bros. Advisors LP (the “Adviser”) all discretion and authority with respect to the investment and voting power of the securities held by the Funds. Baker Bros. Advisors (GP) LLC (the “Adviser GP”) is the sole general partner of the Adviser. The Adviser GP, Felix J. Baker and Julian C. Baker as managing members of the Adviser GP, and the Adviser may be deemed to be beneficial owners of securities directly held by the Funds. The address of the Adviser, the Adviser GP, Felix J. Baker, and Julian C. Baker is c/o Baker Bros. Advisors LP, 860 Washington Street, 3rd Floor, New York, NY 10014.
(2)
Based solely on Schedule 13G filed with the SEC on February 22, 2022. Consists of (i) 2,201,974 shares of Class A common stock and (ii) 999,297 shares of Class A common stock underlying warrants that are exercisable as of March 31, 2024 held by ATH Holding Company, LLC (“ATH Holding”). Elevance Health, Inc., an Indiana corporation, holds one hundred percent (100%) of the beneficial ownership of ATH Holding. Elevance Health, Inc. is a publicly traded corporation whose beneficial ownership is held by numerous individuals and entities. The address of ATH Holding is c/o Elevance Health, Inc., 220 Virginia Avenue, Indianapolis, IN 46204.
(3)
Based solely on Schedule 13G/A filed with the SEC on November 14, 2024. Consists of 3,032,808 shares of Class A Common stock held by RA Capital Healthcare Fund, L.P. (“RA Fund”). RA Capital Management, L.P. (“RA Capital”) serves as an investment adviser for RA Fund and may be deemed a beneficial owner of any of our securities held by RA Fund. RA Fund has delegated to RA Capital the sole power to vote and the sole power to dispose of all securities held in RA Fund’s portfolio, including the shares of our Class A common stock. Because RA Fund has divested voting and investment power over the securities it holds and may not revoke that delegation on less than 61 days’ notice, RA Fund disclaims beneficial ownership of the securities it holds. The general partner of RA Capital is RA Capital Management GP, LLC, of which Peter Kolchinsky and Rajeev Shah are the controlling persons. As managers of RA Capital, Dr. Kolchinsky and Mr. Shah may be deemed beneficial owners of any of our securities beneficially owned by RA Capital. RA Capital, Dr. Kolchinsky and Mr. Shah disclaim beneficial ownership of our securities other than for the purpose of determining their obligations under Section 13(d) of the Exchange Act. The address of RA Capital, RA Fund, Dr. Kolchinsky and Mr. Shah is c/o RA Capital Management, L.P., 200 Berkeley Street, 18th Floor, Boston MA 02116.

(4)
Based solely on Schedule 13D/A filed with the SEC on February 14, 2025. Consists of (i) 2,396,685 shares of Class A common stock and (ii) 208,666 shares of Class A common stock underlying warrants that are exercisable as of March 31, 2025. Chione’s directors, Marcin Czernik, Andreas Hadjimichael and Anastasios Nikolaou, and its sole stockholder, Wiaczeslaw Smolokowski, may be deemed to share voting and investment power and beneficial ownership with respect to such shares. Each of such directors and stockholder disclaims such voting and investment power and beneficial ownership. Chione’s address is Simou Menardou 5, Kifisia Court. Office 225, 6015 Larnaca, Cyprus.
(5)
Based solely on Schedule 13G/A filed with the SEC on November 4, 2024. Consists of 1,911,332 shares of Class A common stock held by aMoon Growth Fund Limited Partnership, or aMoon. aMoon Growth Fund G.P. Limited Partnership, or aMoon GP, is the sole general partner of aMoon. aMoon General Partner Ltd., or aMoon Ltd., is the sole general partner of aMoon GP. Dr. Yair Schindel is the sole shareholder of aMoon Ltd. By virtue of such relationships, aMoon GP, aMoon Ltd. and Dr. Schindel may be deemed to have shared voting and investment power with respect to the shares of Class A common stock held by aMoon. Dr. Schindel disclaims beneficial ownership of the shares of Class A common stock held by aMoon, aMoon G.P. and aMoon Ltd., except to the extent of his pecuniary interest therein, if any. The address of aMoon, aMoon GP, aMoon Ltd., and Dr. Schindel is 34 Yerushalaim Rd, Beit Gamla, 6th Floor, Ra’anana, 4350110, Israel.
(6)
Consists of (i) 234,112 shares of Class A common stock held by Ms. Lindgardt, (ii) 21,875 shares of Class A common stock underlying RSUs that will vest within 60 days of March 31, 2025, held by Ms. Lindgardt, and (iii) 195,558 shares of Class A common stock underlying options that are exercisable as of March 31, 2025, or will become exercisable within 60 days of such date, held by Ms. Lindgardt.
(7)
Consists of (i) 101,915 shares of Class A common stock held by Dr. Kearney, (ii) 15,625 shares of Class A common stock underlying RSUs that will vest within 60 days of March 31, 2025, held by Dr. Kearney, and (iii) 226,981 shares of Class A common stock underlying options that are exercisable as of March 31, 2025, or will become exercisable within 60 days of such date, held by Dr. Kearney.
(8)
Consists of (i) 65,915 shares of Class A common stock held by Dr. Boniface, (ii) 15,625 shares of Class A common stock underlying RSUs that will vest within 60 days of March 31, 2025, held by Dr. Boniface, and (iii) 469,753 shares of Class A common stock underlying options that are exercisable as of March 31, 2025, or will become exercisable within 60 days of such date, held by Dr. Boniface.
(9)
Consists of (i) 5,338 shares of Class A common stock held by Dr. Barlow, (ii) 1,186 shares of Class A common stock underlying RSUs that will vest within 60 days of March 31, 2025, held by Dr. Barlow, and (iii) 213,758 shares of Class A common stock underlying options that are exercisable as of March 31, 2025, or will become exercisable within 60 days of such date, held by Dr. Barlow.
(10)
Consists of (i) 630,832 shares of Class A common stock held by the Critchfield Family Trust, of which Dr. Critchfield is a Trustee, and in such capacity, may be deemed to indirectly beneficially own the securities owned by the trust except to the extent of his pecuniary interest therein, if any, (ii) 174,659 shares of Class A common stock held by Dr. Critchfield, (iii) 1,186 shares of Class A common stock underlying RSUs that will vest within 60 days of March 31, 2025, held by Dr. Critchfield, (iv) 8,824 shares of Class A common stock underlying warrants that are exercisable as of March 31, 2025 held by Dr. Critchfield, and (v) 826,072 shares of Class A common stock underlying options that are exercisable as of March 31, 2025, held by Dr. Critchfield.
(11)
Consists of (i) 1,696 shares of Class A common stock underlying RSUs that will vest within 60 days of March 31, 2025, held by Mr. Elliott, and (ii) 2,631 shares of Class A common stock underlying options that are exercisable as of March 31, 2025, or will become exercisable within 60 days of such date, held by Mr. Elliott.
(12)
Consists of (i) 30,920 shares of Class A common stock held by Domain Associates, LLC (“Domain”) (ii) 11,967 shares of Class A common stock held by Dr. Kamdar, (iii) 1,186 shares of Class A common stock underlying RSUs that will vest within 60 days of March 31, 2025, held by Dr. Kamdar, and (iv) 222,610 shares of Class A common stock underlying options that are exercisable as of March 31, 2025, or will become exercisable within 60 days of such date, held by Dr. Kamdar. Dr. Kamdar, a member of our board of directors, is a managing member of Domain. Dr. Kamdar may be deemed to beneficially own the shares held by Domain. Dr. Kamdar disclaims beneficial ownership of such shares except to the extent of her pecuniary interest therein.
(13)
Consists of (i) 5,338 shares of Class A common stock held by Ms. Lawrence, (ii) 1,186 shares of Class A common stock underlying RSUs that will vest within 60 days of March 31, 2025, held by Ms. Lawrence, and (iii) 262,942 shares of Class A common stock underlying options that are exercisable as of March 31, 2025, or will become exercisable within 60 days of such date, held by Ms. Lawrence.
(14)
Consists of (i) 42,106 shares of Class A common stock held by Dr. Mirza, (ii) 1,186 shares of Class A common stock underlying RSUs that will vest within 60 days of March 31, 2025, held by Dr. Mirza, and (iii) 222,610 shares of Class A common stock underlying options that are exercisable as of March 31, 2025, or will become exercisable within 60 days of such date, held by Dr. Mirza.
(15)
Consists of (i) 12,470 shares of Class A common stock underlying warrants that are exercisable as of March 31, 2025 held by Catalyst Health Ventures, L.P. (“CHV LP”), (ii) 19,558 shares of Class A common stock underlying warrants that are exercisable as of March 31, 2025 held by CHV Investments, LLC (“CHV Investments”), (iii) 1,856 shares of Class A common stock underlying warrants that are exercisable as of March 31, 2025 held by Catalyst Health Ventures Follow-on Fund, L.P. (“CHV FO,” and together with CHV LP and CHV Investments, the “CHV Funds”), (iv) 39,630 shares of Class A common stock held by Mr. Phillips, (v) 2,297 shares of Class A common stock held by a family trust, of which Mr. Phillips is a Trustee, and in such capacity may be deemed to indirectly beneficially own the securities owned by the trust except to the extent of his pecuniary interest therein, if any, (vi) 1,186 shares of Class A common stock underlying RSUs that will vest within 60 days of March 31, 2025, held by Mr. Phillips, and (vii) 222,610 shares of Class A common stock underlying options that are exercisable as of March 31, 2025, or will become exercisable within 60 days of such date, held by Mr. Phillips. CHV GP LLC is the general partner of CHV LP and CHV LP. CHV III GP LLC is the general partner of CHV Investments and CHV FO. Joshua Phillips, a member of our board of directors, is a managing member of CHV GP LLC and CHV III GP LLC, and a limited partner of CHV PF and CHV Investments, CHV GP LLC and CHV III GP LLC. The securities held by the CHV Funds may be deemed to be beneficially owned by Joshua Phillips. Joshua Phillips disclaims beneficial ownership of these securities except to the extent of his pecuniary benefit therein.
(16)
Consists of (i) 42,887 shares of Class A common stock held by Dr. Trimble, (ii) 63,005 shares of Class A common stock held by the Trimble Trust, (iii) 12,878 shares of Class A common stock underlying warrants that are exercisable as of March 31, 2025 held by the Trimble Trust, (iv) 1,186 shares of Class A common stock underlying RSUs that will vest within 60 days of March 31, 2025, held by Dr. Trimble, and (v) 222,610 shares of Class A common stock underlying options that are exercisable as of March 31, 2025, or will become exercisable within 60 days of such date, held by Dr. Trimble. Dr. Trimble is the Trustee for the Trimble Trust and may be deemed to beneficially own the shares held by the Trimble Trust.

(17)
Consists of (i) 5,338 shares of Class A common stock held by Dr. Wilson, (ii) 1,186 shares of Class A common stock underlying RSUs that will vest within 60 days of March 31, 2025, held by Dr. Wilson, and (iii) 9,670 shares of Class A common stock underlying options that are exercisable as of March 31, 2025, or will become exercisable within 60 days of such date, held by Dr. Wilson.
(18)
See footnotes 6 to 17. Also includes shares beneficially owned by Austin Aerts, Robert G. Harrison, and Benjamin G. Jackson. Consists of (i) 1,639,997 shares of Class A common stock, (ii) 111,184 shares of Class A common stock underlying RSUs that will vest within 60 days of March 31, 2025, and (iii) 3,866,788 shares of Class A common stock underlying options or warrants that are exercisable as of March 31, 2025, or will become exercisable within 60 days of such date.

CERTAIN RELATIONSHIPS, RELATED PARTY AND OTHER TRANSACTIONS

We describe below transactions and series of similar transactions since January 1, 2023, to which we were a party or will be a party, in which:

•
the amounts involved exceeded or will exceed the lesser of (i) $120,000 or (ii) 1% of the average of our total assets as of December 31, 2023 and 2024; and
•
any of our directors, nominees for director, executive officers or beneficial holders of more than 5% of our outstanding capital stock, or any immediate family member of, or person sharing the household with, any of these individuals or entities (each, a related person), had or will have a direct or indirect material interest.

Policies and Procedures for Related Party Transactions

We have adopted a written policy that requires all future transactions between us and any director, executive officer, holder of 5% or more of any class of our capital stock or any member of the immediate family of, or entities affiliated with, any of them, or any other related persons, as defined in Item 404 of Regulation S-K, or their affiliates, in which the amount involved is equal to or greater than $120,000, be approved in advance by our audit committee. Any request for such a transaction must first be presented to our audit committee for review, consideration and approval. In approving or rejecting any such proposal, our audit committee will consider the relevant facts and circumstances available and deemed relevant to the audit committee, including, but not limited to, the extent of the related party’s interest in the transaction, and whether the transaction is on terms no less favorable to us than terms we could have generally obtained from an unaffiliated third party under the same or similar circumstances.

Agreements with Stockholders

Elevance Health Commercialization Agreement

We entered into the Commercial Collaboration Agreement, dated as of February 17, 2021, with Elevance Health. The Commercial Collaboration Agreement provides defined payment within a defined period for use of the PreTRM® test within Elevance Health’s network of covered members. Pursuant to the Commercial Collaboration Agreement, Elevance Health agreed to purchase a certain minimum number of tests for each of the first three years of the term of the Commercial Collaboration Agreement. Additionally, Elevance Health agreed to pay a certain minimum amount per year for the first three years of the term of the Commercial Collaboration Agreement. The Commercial Collaboration Agreement contains terms, conditions and pricing that are consistent with the terms, conditions and pricing customarily used by Elevance Health in similar agreements they have with third parties.

Elevance Health Laboratory Services Agreement

We entered into a laboratory services agreement, dated as of November 10, 2020, with Elevance Health (the “Laboratory Services Agreement”) relating to our provision of PreTRM® tests and related services during the course of the Prematurity Risk Assessment Combined With Clinical Interventions for Improving Neonatal outcoMEs (“PRIME”) study. The Laboratory Services Agreement contains terms, conditions and pricing that are consistent with the terms, conditions and pricing customarily used by Elevance Health in similar agreements they have with third parties.

Baker Bros Side Letter

Pursuant to an amended letter agreement with Baker Bros., at any time that Baker Bros. beneficially owns shares or other equity securities representing at least 19.9% of our then-outstanding total voting power, it is entitled to nominate one

Investor Designee to serve as a director on our board of directors. We are required to include the Investor Designee in the slate of nominees recommended to our stockholders for election as our directors at each annual or special meeting of our stockholders at which directors are to be elected. Baker Bros. is restricted from exercising this right during certain periods of time.

Investors’ Rights Agreement

We entered into a Fourth Amended and Restated Investors’ Rights Agreement, dated as of February 23, 2021, or the Investors’ Rights Agreement, with certain holders of our capital stock. Under the Investors’ Rights Agreement, holders of registrable shares can demand that we file a registration statement or request that their shares be included on a registration statement that we are otherwise filing, in either case, registering the resale of their shares of common stock. These registration rights are subject to conditions and limitations, including the right, in certain circumstances, of the underwriters of an offering to limit the number of shares included in such registration and our right, in certain circumstances, not to effect a registration upon demand of the holders of registrable shares within 90 days following the effective date of any registration statement that we file covering a firm commitment underwritten public offering in which the holders of registrable shares were entitled to join and in which we effectively registered all registrable shares that were requested to be registered.

Demand Registration Rights

The holders of at least a majority of registrable securities outstanding under the Investors’ Rights Agreement may require us to file a registration statement under the Securities Act on a Form S-1 at our expense, subject to certain exceptions, with respect to the then outstanding registrable securities of such holders having an anticipated aggregate offering price of at least $5.0 million, and we are required to effect the registration as soon as practicable, and in any event within 120 days. Any time after we are eligible to use a registration statement on Form S-3, the holders of at least 25% of our registrable securities under the Investors’ Rights Agreement may require us to file a registration statement on Form S-3 at our expense, subject to certain exceptions, with respect to the then outstanding registrable securities of such holders having an anticipated aggregate offering price of at least $3.0 million, and we are required to effect the registration as soon as practicable, and in any event within 90 days.

Piggyback Registration Rights

If we propose to file a registration statement under the Securities Act for the purposes of a public offering of our securities (including, but not limited to, registration statements relating to a secondary offering of our securities but excluding (i) a registration statement relating to the sale of securities to employees pursuant to a stock option, stock purchase, or similar plan; (ii) with respect to any corporate reorganization or transaction under Rule 145 of the Securities Act; (iii) a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the registrable securities; or (iv) a registration in which the only Class A common stock being registered is Class A common stock issuable upon conversion of debt securities that are also being registered), the holders of registrable securities are entitled to receive notice of such registration and to request that we include their registrable securities for resale in the registration statement. The underwriters of the offering will have the right to limit the number of shares to be included in such registration.

Expenses of Registration

We will pay all registration expenses, other than underwriting discounts and commissions, related to any demand or piggyback registration. The Investors’ Rights Agreement contains customary cross-indemnification provisions, pursuant to which we are obligated to indemnify the selling stockholders, in the event of misstatements or omissions in the registration statement attributable to us except in the event of fraud, and they are obligated to indemnify us for misstatements or omissions attributable to them.

Expiration of Registration Rights

The registration rights will terminate upon the earliest to occur of the closing of certain liquidation events, such time when all of the holder’s registrable securities may be sold without limitation (and without the requirement for us to be in compliance with the current public information requirement) under Rule 144 of the Securities Act and the fifth anniversary of the closing date of our IPO, which was completed in July 2021.

Indemnification Agreements

We have entered into agreements to indemnify our directors and certain executive officers. These agreements will, among other things, require us to indemnify these individuals for certain expenses (including attorneys’ fees), judgments, fines and settlement amounts reasonably incurred by such person in any action or proceeding, including any action by or in our right, on account of any services undertaken by such person on behalf of our company or that person’s status as a member of our board of directors to the maximum extent allowed under Delaware law.

Participation in Our Public Offering

On February 12, 2025, we closed an underwritten public offering of 1,250,000 shares of Class A common stock, at a public offering price of $4.00 per share, and pre-funded warrants (the “Pre-Funded Warrants”) to purchase 11,250,000 shares of Class A common stock, at a public offering price of $3.9999 per Pre-Funded Warrant, for gross proceeds of $50.0 million, before deducting underwriting discounts and commissions and offering expenses. On February 14, 2025, we closed on the sale of an additional 1,875,000 shares of Class A common stock pursuant to the underwriters’ option (on the same terms and conditions as the initial closing) for gross proceeds of an additional $7.5 million, before deducting underwriting discounts and commissions and offering expenses. Entities affiliated with Baker Bros., one of our principal stockholders, purchased Pre-Funded Warrants to purchase an aggregate of 11,250,000 shares of Class A common stock, at a public offering price of $3.9999 per Pre-Funded Warrant, and Chione Ltd., one of our principal stockholders, purchased an aggregate of 625,000 shares of Class A common stock in the public offering, at the public offering price of $4.00 per share.

Agreements with Real Endpoints LLC

We entered a consulting agreement, dated as of August 19, 2024, with Real Endpoints LLC (“Real Endpoints”), pursuant to which Real Endpoints agreed to provide consulting services relating to third-party payer engagement (“Statement of Work #1”). We incurred fees totaling $205,000 under Statement of Work #1. We subsequently entered into an additional service agreement with Real Endpoints, dated as of February 18, 2025, pursuant to which Real Endpoints agreed to provide services relating to pursuing third-party payer coverage for the PreTRM® test in view of the PRIME study results (“Statement of Work #2”), in the amount of approximately $205,000, subject to certain milestones. Jane F. Barlow, M.D., a member of our board of directors, is Executive Vice President and Chief Clinical Officer of Real Endpoints.

Other Transactions

We have granted stock options to our named executive officers, other executive officers and certain of our directors.

OTHER MATTERS

Annual Report and SEC Filings

Our financial statements for the year ended December 31, 2024 are included in our Annual Report. Our Annual Report and this proxy statement are posted on our investor relations website at investors.seraprognostics.com and are available from the SEC at its website at www.sec.gov. You may also obtain a copy of our Annual Report without charge by sending a written request to Sera Prognostics, Inc., Attention: Investor Relations, 2749 East Parleys Way, Suite 200, Salt Lake City, Utah 84109. Copies of all exhibits to the Annual Report may be obtained for a nominal fee, which fee will not exceed our reasonable expenses in furnishing such copies by sending a written request to Sera Prognostics, Inc., Attention: Investor Relations, 2749 East Parleys Way, Suite 200, Salt Lake City, Utah 84109.

Incorporation by Reference

In our filings with the SEC, information is sometimes “incorporated by reference.” This means that we are referring you to information that has previously been filed with the SEC and the information should be considered as part of the particular filing. As provided under SEC regulations, the “Report of the Audit Committee” contained in this proxy statement specifically is not incorporated by reference into any other filings with the SEC. In addition, this proxy statement includes several website addresses. These website addresses are intended to provide inactive, textual references only. The information on these websites is not part of this proxy statement.

Stockholder Proposals and Nominations for Director

To be considered for inclusion in the proxy statement relating to the 2026 Annual Meeting, we must receive stockholder proposals (other than for director nominations) no later than December 24, 2025. To be considered for presentation at the 2026 Annual Meeting, although not included in the proxy statement, proposals (including director nominations that are not requested to be included in our proxy statement) must be received no earlier than February 5, 2026 and no later than March 7, 2026. In addition to satisfying the foregoing advance notice requirements, to comply with the universal proxy rules under the Exchange Act, stockholders who intend to solicit proxies in support of director nominees other than our nominees must follow the requirements set forth in Rule 14a-19 promulgated under the Exchange Act.

Proposals that are not received in a timely manner will not be voted on at the 2026 Annual Meeting. If a proposal is received on time, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. All stockholder proposals should be marked for the attention of Corporate Secretary, Sera Prognostics, Inc., 2749 East Parleys Way, Suite 200, Salt Lake City, Utah 84109.

Other Matters

The board of directors knows of no other matters to be presented at the 2025 Annual Meeting. If any additional matters are properly presented at the 2025 Annual Meeting, our designated proxies listed in this proxy statement will have discretion to vote shares they represent in accordance with their own judgment on such matters.

It is important that your shares be represented at the 2025 Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote by telephone or by using the Internet as instructed in the Notice or on the accompanying proxy card or, or if you requested to receive a printed copy of the proxy materials, by executing and returning, at your earliest convenience, the accompanying proxy card in the envelope that has also been provided.

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SERA PROGNOSTICS The Pregnancy Company SERA PROGNOSTICS, INC. 2749 EAST PARLEYS WAY, SUITE 200 SALT LAKE CITY, UT 84109 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 4, 2025. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/SERA2025You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 4, 2025. Have your proxy card in hand when you call and then follow the instructions VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY SERA PROGNOSTICS, INC. For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees: 01) Jane F. Barlow, M.D. 02) Mansoor Raza Mirza, M.D The Board of Directors recommends you vote FOR the following proposal: 2. Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2025. For Against Abstain NOTE: The proxy holders will vote in their discretion on any other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement, Annual Report and Form 10-K are available at www.proxyvote.com. SERA PROGNOSTICS, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS 2025 ANNUAL MEETING OF STOCKHOLDERS June 5, 2025 at 9:00 a.m. Mountain Time The stockholder(s) hereby appoint(s) Zhenya Lindgardt and Benjamin G. Jackson, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Class A Common Stock of Sera Prognostics, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 a.m., Mountain Time on Thursday, June 5, 2025, and will be conducted virtually via live webcast. You are able to attend the Annual Meeting virtually by visiting www.virtualshareholdermeeting.com/SERA2025, where you will be able to listen to the meeting live, submit questions and vote online by entering the control number located on your proxy card. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS. THE ABOVE NAMED PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE CONTINUED AND TO BE SIGNED ON REVERSE SIDE